Putnam
New
Opportunities
Fund

Item 1. Report to Stockholders:
-------------------------------
The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

ANNUAL REPORT ON PERFORMANCE AND OUTLOOK

6-30-04

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From the Trustees

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John A. Hill and George Putnam, III

Dear Fellow Shareholder:

Over the past several months, Putnam has introduced a number of voluntary reforms for the benefit of shareholders, including efforts to add new disclosure about funds. We would like to call your attention to new disclosures now being included in these reports. You can find expense and risk comparison information for your fund in the pages following the performance tables in the Performance Summary. The expense information lets you estimate the amount you have paid for ongoing expenses such as management fees and distribution (12b-1) fees and lets you compare these with the average expenses for your fund's peer group, as tracked by Lipper, an independent fund-rating company. The risk comparison information illustrates your fund's risk relative to similar funds as tracked by Morningstar, another independent fund-rating company. We believe the expense and risk comparisons can serve as valuable tools when you and your financial advisor make decisions about your financial program. These enhancements to our reports are part of our efforts to provide shareholders additional information about the funds they own.

We are pleased to report that Putnam New Opportunities Fund delivered healthy returns for the fiscal year ended June 30, 2004. During the period, a broadening economic expansion underpinned an advance for equity markets. You will find a detailed discussion of the fund's performance in the following report.

As always, we appreciate your support of Putnam Investments.

Respectfully yours,

/S/ JOHN A. HILL              /S/ GEORGE PUTNAM, III

John A. Hill                  George Putnam, III
Chairman of the Trustees      President of the Funds

August 18, 2004


Report from Fund Management

Fund highlights

 * Putnam New Opportunities Fund delivered solid performance over the 12-month period ended June 30, 2004, with class A shares posting returns of 18.82% at net asset value (NAV) and 11.99% at public offering price
   (POP).

 * The fund's performance was below that of its benchmark, the Russell Midcap Growth Index, which returned 27.33% for the period. This was because the fund invests in a wider range of stocks than the index, including those of larger-capitalization companies, which had more moderate gains during the period.

 * Due to declines in certain holdings, the fund's performance was below the average return for the Lipper Multi-Cap Growth Funds category, which was 20.53%.

 * See the Performance Summary beginning on page 7 for complete fund performance, comparative performance, and Lipper data.

Performance commentary

Your fund delivered solid returns on an absolute basis for the fiscal year ended June 30, 2004. This was due to a recovering economy, a strong stock market, particularly in the first half of the period, and gains in certain software, telecommu nications, and semiconductor holdings. However, on a relative basis, your fund's performance lagged that of its benchmark and the average of funds in its peer group. This is primarily due to the fact that large-company stocks in the portfolio did not perform as well as stocks of small and midsize companies, such as those in the benchmark Russell Midcap Growth Index. In addition, in the early months of the fiscal year, many of the stocks that performed well were those of companies that did not meet our quality criteria. Despite the market's preference for more speculative stocks of smaller, less-established businesses, we remained focused on companies with what we considered sound business models, proven management teams, and a record of strong performance. This included stocks of large, well-established companies, which delivered more moderate gains during most of the fiscal year.

FUND PROFILE

Putnam New Opportunities Fund has a multi-cap strategy, seeking to invest in the highest-quality large-cap companies as well as small- and mid-cap growth companies. The fund's management teams seek to identify dynamic companies that are positioned in sectors believed to offer above-average growth potential. The fund may be appropriate for investors who are seeking long-term growth potential from stocks of small, midsize, and large companies.

Market overview

Through most of the fund's fiscal year, major stock market indexes grew steadily. Early in the period, corporate earnings reports and strong gross domestic product (GDP) growth put investors in a positive frame of mind. This optimism, along with continued evidence of sustained economic growth, influenced the market through the close of the 2003 calendar year. After the government's announcement that GDP had expanded at an 8.2% rate in the third quarter of 2003 and the Federal Reserve Board's decision to hold interest rates steady, major market indexes posted double-digit gains and ended the year in positive territory for the first time since 1999. In addition, the Dow Jones Industrial Average crossed the psychologically important 10,000 mark for the first time in 18 months.

In the early weeks of 2004, the market continued its climb, but then began to lag as investors paused to assess the strength of the economy. As the year progressed, market volatility intensified as already cautious investors became nervous about rising interest rates, high energy prices, the continued threat of terrorism, instability in Iraq, and the potential for inflation. After three months of turbulence and declines, stocks recovered slightly, then stayed flat in the final month of the period as investors awaited quarterly earnings announcements and digested the much-anticipated June 30 decision by the Fed to raise short-term interest rates.

-------------------------------------------------------------------------------
MARKET SECTOR PERFORMANCE 12 MONTHS ENDED 6/30/04
-------------------------------------------------------------------------------
Equities
-------------------------------------------------------------------------------
Russell Midcap Growth Index (midsize-company growth stocks)            27.33%
-------------------------------------------------------------------------------
S&P 500 Index (broad stock market)                                     19.11%
-------------------------------------------------------------------------------
S&P 500/Barra Value Index (large-company value stocks)                 22.26%
-------------------------------------------------------------------------------
MSCI EAFE Index (international stocks)                                 32.37%
-------------------------------------------------------------------------------
Bonds
-------------------------------------------------------------------------------
Lehman Aggregate Bond Index (broad bond market)                         0.32%
-------------------------------------------------------------------------------
Lehman Government Bond Index (U.S. Treasury and agency
securities)                                                            -1.36%
-------------------------------------------------------------------------------
Citigroup World Government Bond Index (global government
bonds)                                                                  5.65%
-------------------------------------------------------------------------------
These indexes provide an overview of performance in different market sectors for the 12 months ended 6/30/04.
-------------------------------------------------------------------------------

Strategy overview

Throughout your fund's fiscal year, we positioned the portfolio to take advantage of the economic recovery. In the overall market, technology stocks climbed through January, then struggled as investors assumed that growth in this sector had already peaked. Technology represented the largest portion of your fund's portfolio during the period, and we believe these stocks still have room to grow, especially as competitive businesses are compelled to boost their technology spending. The fund's exposure to broadcasting stocks dampened performance during the fiscal year. Although these stocks typically thrive in an improving economy as advertising spending picks up, radio broadcasters were hurt as more advertising dollars shifted to the Internet. During the period, we reduced the fund's exposure to broadcasting stocks. Portfolio highlights included stocks in the software, telecommunications, semiconductor, and communications equipment industries.

While your fund's large-cap holdings detracted from performance, we believe that the fund's ability to invest in companies of all sizes is an advantage over time. We continued to use this "multi-cap" approach during the period, targeting attractive investment opportunities across a range of industries. In selecting companies, we look for characteristics such as superior management, strong earnings growth relative to other companies in the industry, sound business models, market leadership in a particular sector, and a record of strong performance.


[GRAPHIC OMITTED: horizontal bar chart TOP INDUSTRY WEIGHTINGS COMPARED]

TOP INDUSTRY WEIGHTINGS COMPARED

                       as of 12/31/03     as of 6/30/04

Retail                     12.4%              12.4%

Software                    8.4%               9.5%

Electronics                10.4%               8.1%

Health-care services        7.2%               7.5%

Medical technology          4.6%               5.7%

Footnote reads:
This chart shows how the fund's top weightings have changed over the last six months. Weightings are shown as a percentage of net assets. Holdings will vary over time.


How fund holdings affected performance

Increased spending by consumers and businesses on anti-virus and other security-related software helped boost the stock of Symantec, one of your fund's top-performing holdings for the period. This California software company offers products that help users -- from individuals with PCs to businesses with more sophisticated technology infrastructures -- secure and manage their computers. Also contributing positively to fund performance relative to the benchmark was Marvell Technology Group. This maker of computer chips has continued to grow steadily and rapidly, and is a leader in two of the semiconductor industry's major growth areas -- computer storage and broadband communications. In the communications equipment sector, the stock of Qualcomm, a leading supplier of cellular phone components, was a performance highlight. The company's successful CDMA technology, which is used for wireless communications and global positioning system (GPS) products, has been gaining market share. Telecommunications stocks such as American Tower flourished during the period as more wireless service providers worked to improve the quality and capability of their products. American Tower leases antenna space on communications towers to wireless service providers, as well as to radio and TV broadcasters. With more than 15,000 towers, the company benefited greatly from renewed growth in tower rentals, primarily by wireless service providers.

[GRAPHIC OMITTED: TOP HOLDINGS]

TOP HOLDINGS
(Percent of fund's net assets as of 6/30/04)

 1 TJX Cos., Inc. (The) (1.3%)
   Retail

 2 Microsoft Corp. (1.3%)
   Software

 3 Marvell Technology Group, Ltd. (Bermuda) (1.3%)
   Electronics

 4 Juniper Networks, Inc. (1.3%)
   Communications equipment

 5 CDW Corp. (1.3%)
   Commercial and consumer services

 6 Pfizer, Inc. (1.2%)
   Pharmaceuticals

 7 Adobe Systems, Inc. (1.2%)
   Software

 8 Symantec Corp. (1.2%)
   Software

 9 Intel Corp. (1.1%)
   Electronics

10 Fisher Scientific International, Inc. (1.1%)
   Health-care services

The fund's holdings will change over time.

One disappointing market segment during the period was pharmaceuticals and biotechnology, and especially the stocks of large industry leaders such as Pfizer and Amgen. Within the health-care sector overall, a "speculative rally" continued to play out during the period as investors showed a preference for more risky stocks of less-established companies. However, despite the recent weakness in large-cap drug company stocks, we believe Pfizer and Amgen are fundamentally strong businesses that will perform well as drug prescription trends improve. Also dampening performance in the health-care sector was our decision not to include Biogen-Idec, a biotechnology company, in the fund's portfolio. Biogen stock performed very well, due in large part to the success of Rituxan, a treatment for non-Hodgkin's lymphomas. Disappointing earnings news from QLogic, a computer storage company, and Ryanair, a European discount airline, led to declines in these fund holdings during the fiscal period. At the close of the period, Ryanair remained in the portfolio, but Qlogic had been sold.

Please note that all holdings discussed in this report are subject to review in accordance with the fund's investment strategy and may vary in the future.

The fund's management teams

The fund is managed by the Putnam Large-Cap Growth and Specialty Growth teams. The members of the Specialty Growth Team are Daniel Miller (Portfolio Leader), Richard Weed (Portfolio Member), Roland Gillis, and Tony Sutton. The members of the Large-Cap Growth Team are Brian O'Toole (Portfolio Member), Tony Elavia, Walt Pearson, and David Santos.


The outlook for your fund

The following commentary reflects anticipated developments that could affect your fund over the next six months, as well as your management teams' plans for responding to them.

Although a number of issues distracted investors as the period came to a close, we remain optimistic about the outlook for the markets, the economy, and the fund's holdings in the coming fiscal year. We believe that nervousness and uncertainty about rising interest rates, inflation, geopolitical instability, and the upcoming presidential election have already been priced into stocks. At the same time, valuations for growth stocks remain attractive, job creation and corporate earnings have been better than expected, and corporate spending is improving.

We are positioning the fund with a focus on the business side of the economy. As the economic recovery continues, we expect it will be led by businesses, while spending by individual consumers may be slower as interest rates and energy prices continue to be a concern. We see attractive opportunities across most segments of the technology sector, which continues to represent a significant portion of the fund's assets. As always, your fund will remain diversified across the sectors and stocks that we believe can reward investors over time.

The views expressed in this report are exclusively those of Putnam Management. They are not meant as investment advice. The fund invests some or all of its assets in small to midsize companies. Such investments increase the risk of greater price fluctuations.


Performance summary

This section shows your fund's performance during its fiscal year, which ended June 30, 2004. Performance should always be considered in light of a fund's investment strategy. Data represents past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate and you may have a gain or a loss when you sell your shares. For the most recent month-end performance, please visit www.putnaminvestments.com.

-----------------------------------------------------------------------------------------------------
TOTAL RETURN FOR PERIODS ENDED 6/30/04
-----------------------------------------------------------------------------------------------------
                       Class A           Class B            Class C          Class M        Class R
(inception dates)     (8/31/90)         (3/1/93)           (7/26/99)        (12/1/94)      (1/21/03)
-----------------------------------------------------------------------------------------------------
                     NAV     POP       NAV    CDSC       NAV     CDSC      NAV     POP        NAV
-----------------------------------------------------------------------------------------------------
1 year             18.82%  11.99%    17.96%  12.96%    17.93%   16.93%   18.24%  14.10%     18.59%
-----------------------------------------------------------------------------------------------------
5 years           -25.83  -30.10    -28.39  -29.52    -28.54   -28.54   -27.65  -30.18     -26.70
Annual average     -5.80   -6.91     -6.46   -6.76     -6.50    -6.50    -6.27   -6.93      -6.02
-----------------------------------------------------------------------------------------------------
10 years          139.64  125.91    123.10  123.10    122.29   122.29   127.97  119.95     133.88
Annual average      9.13    8.49      8.36    8.36      8.32     8.32     8.59    8.20       8.87
-----------------------------------------------------------------------------------------------------
Annual average
(life of fund)     14.59   14.10     13.75   13.75     13.73    13.73    13.99   13.69      14.31
-----------------------------------------------------------------------------------------------------

Performance assumes reinvestment of distributions and does not account for taxes. Returns at public offering price (POP) for class A and M shares reflect a sales charge of 5.75% and 3.50%, respectively (which for class A shares does not reflect a reduction in sales charges that went into effect on January 28, 2004; if this reduction had been in place for all periods indicated, returns would have been higher). Class B share returns reflect the applicable contingent deferred sales charge (CDSC), which is 5% in the first year, declining to 1% in the sixth year, and is eliminated thereafter. Class C shares reflect a 1% CDSC the first year that is eliminated thereafter. Class R share returns have no initial sales charge or CDSC. Performance for class B, C, M, and R shares before their inception is derived from the historical performance of class A shares, adjusted for the applicable sales charge (or CDSC) and higher operating expenses for such shares.

A 2% short-term trading fee will be applied to shares exchanged or sold within 5 days of purchase.

------------------------------------------------------------------------------
COMPARATIVE INDEX RETURNS FOR PERIODS ENDED 6/30/04
------------------------------------------------------------------------------
                                               Lipper Multi-Cap
                       Russell Midcap            Growth Funds
                       Growth Index            category average*
------------------------------------------------------------------------------
1 year                   27.33%                      20.53%
------------------------------------------------------------------------------
5 years                   2.47                      -11.55
Annual average            0.49                       -3.22
------------------------------------------------------------------------------
10 years                180.92                      177.87
Annual average           10.88                       10.31
------------------------------------------------------------------------------
Annual average
(life of fund)           12.17                       11.91
------------------------------------------------------------------------------

  Index and Lipper results should be compared to fund performance at net asset value.

* Over the 1-, 5-, and 10-year periods ended 6/30/04, there were 434, 200, and 74 funds, respectively, in this Lipper category.


[GRAPHIC OMITTED: worm chart CHANGE IN THE VALUE OF A $10,000 INVESTMENT]

CHANGE IN THE VALUE OF A $10,000 INVESTMENT

Cumulative total return of a $10,000 investment, 6/30/94 to 6/30/04


            Fund's class A          Russell Midcap
Date        shares at POP           Growth Index

6/30/94         9,425                  10,000
6/30/95        12,854                  12,643
6/30/96        18,681                  15,625
6/30/97        19,477                  18,374
6/30/98        25,856                  22,786
6/30/99        30,461                  27,415
6/30/00        48,885                  40,736
6/30/01        27,816                  27,900
6/30/02        18,718                  20,552
6/30/03        19,014                  22,063
6/30/04       $22,591                 $28,092

Footnote reads:

Past performance does not indicate future results. At the end of the same time period, a $10,000 investment in the fund's class B and class C shares would have been valued at $22,310 and $22,229, respectively, and no contingent deferred sales charges would apply. A $10,000 investment in the fund's class M shares would have been valued at $22,797 ($21,995 at public offering price). A $10,000 investment in the fund's class R shares would have been valued at $23,388. See first page of performance section for performance calculation method.

-------------------------------------------------------------------------------
PRICE AND DISTRIBUTION* INFORMATION 12 MONTHS ENDED 6/30/04
-------------------------------------------------------------------------------
                  Class A      Class B   Class C        Class M      Class R
-------------------------------------------------------------------------------
Share value:    NAV     POP      NAV       NAV        NAV     POP      NAV
-------------------------------------------------------------------------------
6/30/03      $32.79  $34.79    $29.96    $31.79    $31.15  $32.28    $32.76
-------------------------------------------------------------------------------
6/30/04       38.96   41.12+    35.34     37.49     36.83   38.17     38.85
-------------------------------------------------------------------------------

* The fund made no distributions during the period.

+ Reflects a reduction in sales charges that took effect on January 28, 2004.


Understanding your fund's expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund's prospectus or talk to your financial advisor.

Review your fund's expenses

The table below shows the expenses you would have paid on a $1,000 investment in Putnam New Opportunities Fund from January 1, 2004, to June 30, 2004. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

-------------------------------------------------------------------------------
EXPENSES AND VALUE OF A $1,000 INVESTMENT
assuming actual returns for the 6 months ended 6/30/04
-------------------------------------------------------------------------------
                               Class A   Class B   Class C   Class M   Class R
-------------------------------------------------------------------------------
Expenses paid per $1,000*           $6        $9        $9        $8        $7
-------------------------------------------------------------------------------
Ending value (after expenses)   $1,033    $1,029    $1,029    $1,031    $1,032
-------------------------------------------------------------------------------

* Expenses for each share class are calculated using the fund's annualized expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended 6/30/04. The expense ratio may differ for each share class (see the table at the bottom of the next page). Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended June 30, 2004, use the calculation method below. To find the value of your investment on January 1, 2004, go to www.putnaminvestments.com and log on to your account. Click on the "Transaction History" tab in your Daily Statement and enter 01/01/2004 in both the "from" and "to" fields. Alternatively, call Putnam at 1-800-225-1581.

HOW TO CALCULATE THE EXPENSES YOU PAID
------------------------------------------------------------------------------
                                                                  Total
Value of your                                   Expenses paid     expenses
investment on 1/1/04    [DIV]     $1,000   X    per $1,000     =  paid
-----------------------------------------------------------------------------
Example Based on a $10,000 investment in class A shares of your fund.
-----------------------------------------------------------------------------
$10,000                 [DIV]     $1,000   X   $6 (see table above) = $60
-----------------------------------------------------------------------------

Comparing your fund's expenses with those of other funds

Using the SEC's method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund's expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

-----------------------------------------------------------------------------
EXPENSES AND VALUE OF A $1,000 INVESTMENT
assuming a hypothetical 5% annualized return for the 6 months ended 6/30/04
-----------------------------------------------------------------------------
                    Class A     Class B     Class C     Class M     Class R
-----------------------------------------------------------------------------
Expenses paid per
$1,000*                  $6          $9          $9          $8          $7
-----------------------------------------------------------------------------
Ending value (after
expenses)            $1,019      $1,016      $1,016      $1,017      $1,018
-----------------------------------------------------------------------------

* Expenses for each share class are calculated using the fund's annualized expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended 6/30/04. The expense ratio may differ for each share class (see the table at the bottom of this page). Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Using industry averages to compare expenses

You can also compare your fund's expenses with industry averages, as determined by Lipper, an independent fund-rating agency that ranks funds relative to others that Lipper considers to have similar investment styles or objectives. The expense ratio for each share class shown below indicates how much of your fund's net assets have been used to pay ongoing expenses during the period.

-------------------------------------------------------------------------------
EXPENSE RATIO COMPARISONS USING ANNUALIZED DATA
-------------------------------------------------------------------------------
                              Class A    Class B   Class C   Class M   Class R
-------------------------------------------------------------------------------
Your fund's annualized
expense ratio+                   1.12%      1.87%     1.87%     1.62%     1.37%
-------------------------------------------------------------------------------
Average annualized expense
ratio for Lipper peer group++    1.52%      2.27%     2.27%     2.02%     1.77%
-------------------------------------------------------------------------------

 + For the fund's most recent fiscal half year; may differ from expense ratios based on one-year data in the financial highlights.

++ For class A shares, expenses shown represent the average of the expenses of front-end load funds viewed by Lipper as having the same investment classification or objective as the fund, calculated in accordance with Lipper's standard reporting methodology for comparing expenses within a given universe. All Lipper data is for the most recent fiscal periods available as of 6/30/04. For class B, C, M and R shares, Putnam has adjusted the Lipper total expense average to reflect higher 12b-1 fees incurred by these classes of shares. The peer group may include funds that are significantly larger or smaller than the fund, which may limit the comparability of the fund's expenses to the Lipper average.


Risk comparison

As part of new initiatives to enhance disclosure, we are including a risk comparison to help you understand how your fund compares with other funds. The comparison utilizes a risk measure developed by Morningstar, an independent fund-rating agency. This risk measure is referred to as the fund's Overall Morningstar Risk.

[GRAPHIC OMITTED: chart MORNINGSTAR [REGISTRATION MARK] RISK]

MORNINGSTAR [REGISTRATION MARK] RISK

Fund's Overall
Morningstar Risk   7.08

U.S. Stock
fund average       3.75

0%   Increasing Risk   100%

Your fund's Overall Morningstar Risk is shown alongside that of the average fund in its broad asset class, as determined by Morningstar. The risk bar broadens the comparison by translating the fund's Overall Morningstar Risk into a percentile, which is based on the fund's ranking among all funds rated by Morningstar as of 6/30/04. A higher Overall Morningstar Risk generally indicates that a fund's monthly returns have varied more widely.

Morningstar determines a fund's Overall Morningstar Risk by assessing variations in the fund's monthly returns -- with an emphasis on downside variations -- over 3-, 5-, and 10-year periods, if available. Those measures are weighted and averaged to produce the fund's Overall Morningstar Risk. The information shown is provided for the fund's class A shares only; information for other classes may vary. Overall Morningstar Risk is based on historical data and does not indicate future results. Morningstar does not purport to measure the risk associated with a current investment in a fund, either on an absolute basis or on a relative basis. Low Overall Morningstar Risk does not mean that you cannot lose money on an investment in a fund. Copyright 2004 Morningstar, Inc. All Rights Reserved. The information contained herein
(1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete, or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.


Terms and definitions

Total return shows how the value of the fund's shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Net asset value (NAV) is the price, or value, of one share of a mutual fund, without a sales charge. NAVs fluctuate with market conditions. NAV is calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

Public offering price (POP) is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. POP performance figures shown here assume the 5.75% maximum sales charge for class A shares (since reduced to 5.25%) and 3.50% for class M shares.

Contingent deferred sales charge (CDSC) is a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund's class B CDSC declines from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Class A shares are generally subject to an initial sales charge and no sales charge on redemption (except on certain redemptions of shares bought without an initial sales charge).

Class B shares may be subject to a sales charge upon redemption.

Class C shares are not subject to an initial sales charge and are subject to a contingent deferred sales charge only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no sales charge on redemption (except on certain redemptions of shares bought without an initial sales charge).

Class R shares are not subject to an initial sales charge or CDSC and are available only to certain defined contribution plans.


Comparative indexes

Citigroup World Government Bond Index is an unmanaged index of government bonds from 14 countries.

Lehman Aggregate Bond Index is an unmanaged index used as a general measure of U.S. fixed-income securities.

Lehman Government Bond Index is an unmanaged index of U.S. Treasury and agency securities.

Morgan Stanley Capital International (MSCI) EAFE Index is an unmanaged index of international stocks from Europe, Australasia, and the Far East.

Russell Midcap Growth Index is an unmanaged index of all medium and medium/small companies in the Russell 1000 Index chosen for their growth orientation.

S&P 500/Barra Value Index is an unmanaged index of capitalization-weighted stocks chosen for their value orientation.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper is a third-party industry ranking entity that ranks funds
(without sales charges) with similar current investment styles or objectives as determined by Lipper. Lipper category averages reflect performance trends for funds within a category and are based on results at net asset value.


Putnam's policy on confidentiality

In order to conduct business with our shareholders, we must obtain certain personal information such as account holders' addresses, telephone numbers, Social Security numbers, and the names of their financial advisors. We use this information to assign an account number and to help us maintain accurate records of transactions and account balances.

It is our policy to protect the confidentiality of your information, whether or not you currently own shares of our funds, and in particular, not to sell information about you or your accounts to outside marketing firms. We have safeguards in place designed to prevent unauthorized access to our computer systems and procedures to protect personal information from unauthorized use.

Under certain circumstances, we share this information with outside vendors who provide services to us, such as mailing and proxy solicitation. In those cases, the service providers enter into confidentiality agreements with us, and we provide only the information necessary to process transactions and perform other services related to your account. We may also share this information with our Putnam affiliates to service your account or provide you with information about other Putnam products or services. It is also our policy to share account information with your financial advisor, if you've listed one on your Putnam account.

If you would like clarification about our confidentiality policies or have any questions or concerns, please don't hesitate to contact us at 1-800-225-1581, Monday through Friday, 8:30 a.m. to 7:00 p.m., or
Saturdays from 9:00 a.m. to 5:00 p.m. Eastern Time.

Putnam is committed to managing our mutual funds in the best interests of our shareholders. Our proxy voting guidelines and policies are available on the Putnam Individual Investor Web site, www.putnaminvestments.com, by calling Putnam's Shareholder Services at 1-800-225-1581, or on the SEC's Web site, www.sec.gov.


A guide to the financial statements

These sections of the report, as well as the accompanying Notes, preceded by the Report of Independent Registered Public Accounting Firm, constitute the fund's financial statements.

The fund's portfolio lists all the fund's investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund's net assets and share price are determined. All investment and noninvestment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the net assets allocated to remarketed preferred shares.)

Statement of operations shows the fund's net investment gain or loss. This is done by first adding up all the fund's earnings -- from dividends and interest income -- and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings -- as well as any unrealized gains or losses over the period -- is added to or subtracted from the net investment result to determine the fund's net gain or loss for the fiscal year.

Statement of changes in net assets shows how the fund's net assets were affected by the fund's net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund's shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund's investment
results,   per-share distributions, expense ratios, net investment
income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlight table also includes the current reporting period. For open-end funds, a separate table is provided for each share class.


Report of Independent Registered
Public Accounting Firm

To the Trustees and Shareholders of
Putnam New Opportunities Fund

In our opinion, the accompanying statement of assets and liabilities, including the fund's portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Putnam New Opportunities Fund (the "Fund") at June 30, 2004, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments owned at June 30, 2004, by correspondence with the custodian, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
August 11, 2004

The fund's portfolio
June 30, 2004

Common stocks (99.1%) (a)
Number of shares                                                          Value

Advertising and Marketing Services (0.3%)
-------------------------------------------------------------------------------
       481,100 Lamar Advertising Co. (NON)                          $20,855,685

Aerospace and Defense (1.4%)
-------------------------------------------------------------------------------
       541,700 Alliant Techsystems, Inc. (NON)                       34,311,278
       776,100 Raytheon Co.                                          27,761,097
       560,700 Rockwell Collins, Inc.                                18,682,524
       297,200 United Technologies Corp.                             27,187,856
                                                                 --------------
                                                                    107,942,755

Airlines (0.4%)
-------------------------------------------------------------------------------
       442,055 Ryanair Holdings PLC ADR (Ireland)
               (NON)                                                 14,490,563
     1,067,100 Southwest Airlines Co.                                17,895,267
                                                                 --------------
                                                                     32,385,830

Automotive (0.7%)
-------------------------------------------------------------------------------
       436,000 CarMax, Inc. (NON)                                     9,535,320
       607,600 Donaldson Co., Inc.                                   17,802,680
       325,900 Gentex Corp.                                          12,931,712
       308,400 Johnson Controls, Inc.                                16,462,392
                                                                 --------------
                                                                     56,732,104

Banking (1.9%)
-------------------------------------------------------------------------------
       595,300 Investors Financial Services Corp.                    25,943,174
       148,022 M&T Bank Corp.                                        12,922,321
       586,844 New York Community Bancorp, Inc.                      11,519,748
       652,100 North Fork Bancorp, Inc.                              24,812,405
       387,200 State Street Corp.                                    18,988,288
       737,400 TCF Financial Corp.                                   42,806,070
       144,200 Wells Fargo & Co.                                      8,252,566
                                                                 --------------
                                                                    145,244,572

Beverage (1.5%)
-------------------------------------------------------------------------------
       342,600 Coca-Cola Co. (The)                                   17,294,448
       976,100 Coca-Cola Enterprises, Inc.                           28,297,139
       915,100 Pepsi Bottling Group, Inc. (The)                      27,947,154
       753,500 PepsiCo, Inc.                                         40,598,580
                                                                 --------------
                                                                    114,137,321

Biotechnology (4.4%)
-------------------------------------------------------------------------------
       588,200 Amgen, Inc. (NON)                                     32,098,074
     1,838,361 Amylin Pharmaceuticals, Inc. (NON)                    41,914,631
     1,166,400 Celgene Corp. (NON)                                   66,788,064
       174,000 Genentech, Inc. (NON)                                  9,778,800
       742,700 Genzyme Corp. (NON)                                   35,151,991
       345,300 Gilead Sciences, Inc. (NON)                           23,135,100
       387,100 IDEXX Laboratories, Inc. (NON)                        24,364,074
       169,200 Invitrogen Corp. (NON)                                12,180,708
     1,424,700 Ligand Pharmaceuticals, Inc. Class B
               (NON)                                                 24,761,286
       735,900 Medicines Co. (NON)                                   22,452,309
       283,790 Neurocrine Biosciences, Inc. (NON)                    14,714,512
       539,100 OSI Pharmaceuticals, Inc. (NON)                       37,974,204
                                                                 --------------
                                                                    345,313,753

Broadcasting (0.7%)
-------------------------------------------------------------------------------
       798,300 Entercom Communications Corp. (NON)                   29,776,590
     1,230,100 Westwood One, Inc. (NON)                              29,276,380
                                                                 --------------
                                                                     59,052,970

Building Materials (0.2%)
-------------------------------------------------------------------------------
       372,600 American Standard Cos., Inc. (NON)                    15,019,506

Capital Goods (0.3%)
-------------------------------------------------------------------------------
       329,600 Eaton Corp.                                           21,338,304

Chemicals (0.2%)
-------------------------------------------------------------------------------
       577,300 Engelhard Corp.                                       18,652,563

Coal (0.2%)
-------------------------------------------------------------------------------
       402,900 CONSOL Energy, Inc.                                   14,504,400

Commercial and Consumer Services (3.0%)
-------------------------------------------------------------------------------
     1,525,600 CDW Corp.                                             97,272,256
       680,933 Choicepoint, Inc. (NON)                               31,091,401
       660,623 Cintas Corp.                                          31,491,898
       101,600 eBay, Inc. (NON)                                       9,342,120
       500,800 Manpower, Inc.                                        25,425,616
       662,861 Robert Half International, Inc.                       19,733,372
       467,400 Yahoo!, Inc. (NON)                                    16,980,642
                                                                 --------------
                                                                    231,337,305

Communications Equipment (5.3%)
-------------------------------------------------------------------------------
     1,122,907 ADTRAN, Inc.                                          37,471,407
       881,300 Andrew Corp. (NON)                                    17,634,813
       899,300 Aspect Communications Corp. (NON)                     12,770,060
     1,729,100 Avaya, Inc. (NON)                                     27,302,489
     3,203,700 CIENA Corp. (NON)                                     11,917,764
     3,192,000 Cisco Systems, Inc. (NON)                             75,650,400
       735,900 Comverse Technology, Inc. (NON)                       14,673,846
     3,054,700 Foundry Networks, Inc. (NON)                          42,979,629
       365,500 Harris Corp.                                          18,549,125
     4,054,391 Juniper Networks, Inc. (NON)                          99,616,387
       533,500 Qualcomm, Inc.                                        38,934,830
       499,100 Scientific-Atlanta, Inc.                              17,218,950
                                                                 --------------
                                                                    414,719,700

Computers (2.7%)
-------------------------------------------------------------------------------
       487,900 Dell, Inc. (NON)                                      17,476,578
       395,000 Hewlett-Packard Co.                                    8,334,500
       709,100 Lexmark International, Inc. (NON)                     68,449,423
       604,800 NCR Corp. (NON)                                       29,992,032
     2,174,100 Network Appliance, Inc. (NON)                         46,808,373
       512,100 PalmOne, Inc. (NON)                                   17,805,717
     1,412,000 Seagate Technology (Cayman Islands)
               (NON)                                                 20,375,160
                                                                 --------------
                                                                    209,241,783

Conglomerates (1.2%)
-------------------------------------------------------------------------------
     1,408,600 General Electric Co.                                  45,638,640
       378,100 Danaher Corp.                                         19,604,485
       359,300 Harman International Industries,
               Inc.                                                  32,696,300
                                                                 --------------
                                                                     97,939,425

Consumer Cyclicals (0.2%)
-------------------------------------------------------------------------------
       296,600 Black & Decker Manufacturing Co.                      18,427,758

Consumer Finance (0.8%)
-------------------------------------------------------------------------------
     1,309,100 AmeriCredit Corp. (NON)                               25,566,723
       257,200 Capital One Financial Corp.                           17,587,336
       632,700 MBNA Corp.                                            16,317,333
                                                                 --------------
                                                                     59,471,392

Consumer Goods (1.3%)
-------------------------------------------------------------------------------
       713,200 Avon Products, Inc.                                   32,907,048
       159,300 Fortune Brands, Inc.                                  12,015,999
        85,100 Gillette Co. (The)                                     3,608,240
     1,209,600 Newell Rubbermaid, Inc.                               28,425,600
       447,400 Procter & Gamble Co.                                  24,356,456
                                                                 --------------
                                                                    101,313,343

Consumer Services (0.7%)
-------------------------------------------------------------------------------
       842,725 Alliance Data Systems Corp. (NON)                     35,605,131
       273,000 Getty Images, Inc. (Canada) (NON)                     16,380,000
                                                                 --------------
                                                                     51,985,131

Containers (0.2%)
-------------------------------------------------------------------------------
       247,400 Ball Corp.                                            17,825,170

Electronics (8.1%)
-------------------------------------------------------------------------------
    13,590,736 Agere Systems, Inc. Class A (NON)                     31,258,693
       842,500 Arrow Electronics, Inc. (NON)                         22,595,850
       453,800 Broadcom Corp. Class A (NON)                          21,224,226
       733,900 Brooks Automation, Inc. (NON)                         14,788,085
       805,200 Fairchild Semiconductor Corp. Class
               A (NON)                                               13,181,124
       675,900 Integrated Circuit Systems, Inc.
               (NON)                                                 18,357,444
     2,041,800 Integrated Device Technology, Inc.
               (NON)                                                 28,258,512
     3,000,900 Intel Corp. (SEG)                                     82,824,840
       272,600 International Rectifier Corp. (NON)                   11,291,092
     3,114,300 Intersil Corp. Class A                                67,455,738
     1,011,600 Jabil Circuit, Inc. (NON)                             25,472,088
       481,500 Linear Technology Corp.                               19,004,805
     3,768,486 Marvell Technology Group, Ltd.
               (Bermuda) (NON)                                      100,618,576
       371,900 Maxim Integrated Products, Inc.                       19,494,998
       859,100 Microchip Technology, Inc.                            27,096,014
       171,600 Motorola, Inc.                                         3,131,700
       853,800 PerkinElmer, Inc.                                     17,110,152
     4,954,420 Skyworks Solutions, Inc. (NON)                        43,252,087
       853,800 Storage Technology Corp. (NON)                        24,760,200
     1,074,900 Texas Instruments, Inc.                               25,991,082
       397,700 Xilinx, Inc.                                          13,247,387
                                                                 --------------
                                                                    630,414,693

Energy (2.8%)
-------------------------------------------------------------------------------
     1,022,200 BJ Services Co. (NON)                                 46,857,648
     1,170,800 ENSCO International, Inc.                             34,070,280
       621,859 GlobalSantaFe Corp. (Cayman Islands)                  16,479,264
       579,600 Nabors Industries, Ltd. (Bermuda)
               (NON)                                                 26,209,512
       608,000 National-Oilwell, Inc. (NON)                          19,145,920
       822,500 Patterson-UTI Energy, Inc.                            27,479,725
       396,100 Precision Drilling Corp. (Canada)
               (NON)                                                 19,016,761
       572,700 Smith International, Inc. (NON)                       31,933,752
                                                                 --------------
                                                                    221,192,862

Financial (1.7%)
-------------------------------------------------------------------------------
       239,200 Chicago Mercantile Exchange                           34,533,304
       742,400 Citigroup, Inc.                                       34,521,600
       420,200 Fannie Mae                                            29,985,472
       525,000 Moody's Corp.                                         33,946,500
                                                                 --------------
                                                                    132,986,876

Gaming & Lottery (1.8%)
-------------------------------------------------------------------------------
       423,700 GTECH Holdings Corp.                                  19,621,547
     1,056,500 Harrah's Entertainment, Inc.                          57,156,650
       959,400 International Game Technology                         37,032,840
       552,000 MGM Mirage, Inc. (NON)                                25,910,880
                                                                 --------------
                                                                    139,721,917

Health Care Services (7.5%)
-------------------------------------------------------------------------------
       439,300 AmerisourceBergen Corp.                               26,261,354
       324,700 Cardinal Health, Inc.                                 22,745,235
     2,278,295 Caremark Rx, Inc. (NON)                               75,047,037
     1,825,600 Community Health Systems, Inc. (NON)                  48,871,312
       622,300 Coventry Health Care, Inc. (NON)                      30,430,470
       165,000 Express Scripts, Inc. Class A (NON)                   13,072,950
     1,422,800 Fisher Scientific International,
               Inc. (NON)                                            82,166,700
     2,348,400 Health Management Associates, Inc.                    52,651,128
       605,100 Henry Schein, Inc. (NON)                              38,206,014
       978,300 IMS Health, Inc.                                      22,931,352
       747,800 Manor Care, Inc.                                      24,438,104
     1,059,700 McKesson Corp.                                        36,379,501
       497,800 Omnicare, Inc.                                        21,310,818
       467,300 UnitedHealth Group, Inc.                              29,089,425
       277,826 Universal Health Services, Inc.
               Class B                                               12,749,435
       467,400 VCA Antech, Inc. (NON)                                20,948,868
       560,100 WellChoice, Inc. (NON)                                23,188,140
                                                                 --------------
                                                                    580,487,843

Homebuilding (0.8%)
-------------------------------------------------------------------------------
       224,200 Centex Corp.                                          10,257,150
       312,400 Lennar Corp.                                          13,970,528
        55,300 NVR, Inc. (NON)                                       26,776,260
       176,600 Ryland Group, Inc.                                    13,810,120
                                                                 --------------
                                                                     64,814,058

Industrial (0.4%)
-------------------------------------------------------------------------------
       374,500 3M Co.                                                33,708,745

Insurance (1.1%)
-------------------------------------------------------------------------------
       378,700 American International Group, Inc.                    26,993,736
       734,500 Everest Re Group, Ltd. (Barbados)                     59,024,420
                                                                 --------------
                                                                     86,018,156

Investment Banking/Brokerage (1.5%)
-------------------------------------------------------------------------------
     4,182,900 Ameritrade Holding Corp. Class A
               (NON)                                                 47,475,915
     1,723,400 E*Trade Group, Inc. (NON)                           19,215,910
       455,100 Eaton Vance Corp.                                     17,389,371
       201,200 Legg Mason, Inc.                                      18,311,212
       332,865 T. Rowe Price Group, Inc.                             16,776,396
                                                                 --------------
                                                                    119,168,804

Lodging/Tourism (1.4%)
-------------------------------------------------------------------------------
     2,275,700 Hilton Hotels Corp.                                   42,464,562
       727,500 Marriott International, Inc. Class A                  36,287,700
       774,100 Starwood Hotels & Resorts Worldwide,
               Inc.                                                  34,718,385
                                                                 --------------
                                                                    113,470,647

Medical Technology (5.7%)
-------------------------------------------------------------------------------
       737,950 Apogent Technologies, Inc. (NON)                      23,614,400
       504,800 Bausch & Lomb, Inc.                                   32,847,336
       574,100 Becton, Dickinson and Co.                             29,738,380
     1,073,600 Biomet, Inc.                                          47,710,784
       516,800 Charles River Laboratories
               International, Inc. (NON)                             25,256,016
       275,300 Guidant Corp.                                         15,383,764
        98,200 Kinetic Concepts, Inc. (NON)                           4,900,180
       457,000 Medtronic, Inc.                                       22,265,040
     1,033,100 St. Jude Medical, Inc. (NON)                          78,154,015
       830,900 Varian Medical Systems, Inc. (NON)                    65,931,915
       524,400 Waters Corp. (NON)                                    25,055,832
       793,100 Zimmer Holdings, Inc. (NON)                           69,951,420
                                                                 --------------
                                                                    440,809,082

Natural Gas Utilities (0.5%)
-------------------------------------------------------------------------------
       664,100 Kinder Morgan, Inc.                                   39,374,489

Oil & Gas (1.6%)
-------------------------------------------------------------------------------
       723,330 Apache Corp.                                          31,501,022
       563,200 Canadian Natural Resources, Ltd.
               (Canada)                                              16,839,680
     1,233,900 Chesapeake Energy Corp.                               18,163,008
       497,200 Noble Corp. (Cayman Islands) (NON)                    18,838,908
       302,800 Noble Energy, Inc.                                    15,442,800
       709,825 XTO Energy, Inc.                                      21,145,687
                                                                 --------------
                                                                    121,931,105

Pharmaceuticals (4.7%)
-------------------------------------------------------------------------------
       688,700 Abbott Laboratories                                   28,071,412
       210,000 Allergan, Inc.                                        18,799,200
       629,850 Barr Pharmaceuticals, Inc. (NON)                      21,225,945
       923,200 Cephalon, Inc. (NON)                                  49,852,800
       392,000 Forest Laboratories, Inc. (NON)                       22,198,960
       703,200 Johnson & Johnson                                     39,168,240
     1,471,500 King Pharmaceuticals, Inc. (NON)                      16,848,675
     2,559,800 Mylan Laboratories, Inc.                              51,835,950
     2,777,700 Pfizer, Inc.                                          95,219,556
       545,900 Wyeth                                                 19,739,744
                                                                 --------------
                                                                    362,960,482

Photography/Imaging (0.3%)
-------------------------------------------------------------------------------
     1,339,700 Xerox Corp. (NON)                                     19,425,650

Restaurants (0.3%)
-------------------------------------------------------------------------------
       545,800 Starbucks Corp. (NON)                                 23,731,384

Retail (12.4%)
-------------------------------------------------------------------------------
     1,139,100 Abercrombie & Fitch Co. Class A                       44,140,125
     1,723,500 Advance Auto Parts, Inc. (NON)                        76,144,230
       807,100 American Eagle Outfitters, Inc.
               (NON)                                                 23,333,261
       522,600 Barnes & Noble, Inc. (NON)                            17,757,948
       358,602 Best Buy Co., Inc.                                    18,195,415
       770,600 Borders Group, Inc.                                   18,062,864
       453,600 Chico's FAS, Inc. (NON)                               20,484,576
       844,800 Coach, Inc. (NON)                                     38,176,512
       297,500 Costco Wholesale Corp.                                12,218,325
     1,477,000 Family Dollar Stores, Inc.                            44,930,340
     1,094,600 Home Depot, Inc. (The)                                38,529,920
       162,200 Kohl's Corp. (NON)                                     6,857,816
       796,000 Lowe's Cos., Inc.                                     41,829,800
       878,050 Michaels Stores, Inc.                                 48,292,750
       671,500 NBTY, Inc. (NON)                                      19,735,385
       584,000 Nordstrom, Inc.                                       24,884,240
     1,056,565 PETCO Animal Supplies, Inc. (NON)                     34,031,959
     1,482,800 PETsMART, Inc.                                        48,116,860
       911,400 RadioShack Corp.                                      26,093,382
       570,200 Regis Corp.                                           25,425,218
     1,045,600 Rent-A-Center, Inc. (NON)                             31,294,808
     1,589,300 Ross Stores, Inc.                                     42,529,668
     2,210,900 Staples, Inc.                                         64,801,479
       172,800 Target Corp.                                           7,338,816
     4,344,900 TJX Cos., Inc. (The)                                 104,885,886
     1,158,800 Wal-Mart Stores, Inc.                                 61,138,288
       857,200 Williams-Sonoma, Inc. (NON)                           28,253,312
                                                                 --------------
                                                                    967,483,183

Schools (2.1%)
-------------------------------------------------------------------------------
       272,800 Apollo Group, Inc. Class A (NON)                      24,085,512
     1,774,100 Career Education Corp. (NON)                          80,827,996
     1,159,600 Corinthian Colleges, Inc. (NON)                       28,688,504
       370,500 ITT Educational Services, Inc. (NON)                  14,086,410
       219,700 University of Phoenix Online (NON)                    19,243,523
                                                                 --------------
                                                                    166,931,945

Semiconductor (1.5%)
-------------------------------------------------------------------------------
       433,500 Cognex Corp.                                          16,681,080
       365,300 KLA-Tencor Corp. (NON)                                18,038,514
     2,976,800 Lam Research Corp. (NON)                              79,778,240
                                                                 --------------
                                                                    114,497,834

Shipping (1.6%)
-------------------------------------------------------------------------------
       910,900 Expeditors International of
               Washington, Inc.                                      45,007,569
     1,020,300 J. B. Hunt Transport Services, Inc.                   39,363,174
       317,100 Ryder System, Inc.                                    12,706,197
     1,206,150 Werner Enterprises, Inc.                              25,449,765
                                                                 --------------
                                                                    122,526,705

Software (9.5%)
-------------------------------------------------------------------------------
     1,980,400 Adobe Systems, Inc.                                   92,088,600
     3,218,300 Amdocs, Ltd. (Guernsey) (NON)                         75,404,769
       805,300 Autodesk, Inc.                                        34,474,893
       536,800 Avid Technology, Inc. (NON)                           29,293,176
     1,272,900 BMC Software, Inc. (NON)                              23,548,650
     1,296,100 Check Point Software Technologies,
               Ltd. (Israel) (NON)                                   34,981,739
     2,804,400 Citrix Systems, Inc. (NON)                            57,097,584
     1,267,600 Cognos, Inc. (Canada) (NON)                           45,836,416
       367,500 Intuit, Inc. (NON)                                    14,178,150
     1,151,600 Mercury Interactive Corp. (NON)                       57,384,228
     3,536,900 Microsoft Corp. (SEG)                                101,013,864
     1,550,200 Oracle Corp. (NON)                                    18,493,886
     1,168,400 PeopleSoft, Inc. (NON)                                21,615,400
     2,070,000 Symantec Corp. (NON)                                  90,624,600
     1,468,500 Veritas Software Corp. (NON)                          40,677,450
                                                                 --------------
                                                                    736,713,405

Technology Services (1.7%)
-------------------------------------------------------------------------------
       616,700 Ask Jeeves, Inc. (NON)                                24,069,801
     1,642,400 Cognizant Technology Solutions Corp.
               (NON)                                                 41,733,384
       469,900 Equifax, Inc.                                         11,630,025
     1,098,700 Fiserv, Inc. (NON)                                    42,728,443
       628,900 VeriSign, Inc. (NON)                                  12,515,110
                                                                 --------------
                                                                    132,676,763

Telecommunications (1.5%)
-------------------------------------------------------------------------------
     4,488,700 American Tower Corp. Class A (NON)                    68,228,240
     3,101,760 Crown Castle International Corp.
               (NON)                                                 45,750,966
                                                                 --------------
                                                                    113,979,206

Textiles (0.2%)
-------------------------------------------------------------------------------
       162,800 Nike, Inc.                                            12,332,100

Tobacco (0.3%)
-------------------------------------------------------------------------------
       529,100 Altria Group, Inc.                                    26,481,455

Waste Management (0.5%)
-------------------------------------------------------------------------------
       823,800 Stericycle, Inc. (NON)                                42,623,412
                                                                 --------------
               Total Common stocks
               (cost $6,560,004,426)                             $7,719,903,571

Short-term investments (1.7%) (a)
Principal amount                                                          Value
-------------------------------------------------------------------------------
   $60,705,000 Interest in $350,000,000 joint
               tri-party repurchase agreement
               dated June 30, 2004 with Bank of
               America Securities, LLC due July 1,
               2004  with respect to various U.S.
               Government obligations -- maturity
               value of $60,707,529 for an
               effective yield of 1.5%                              $60,705,000
    71,019,975 Putnam Prime Money Market Fund (e)                    71,019,975
                                                                 --------------
               Total Short-term investments
               (cost $131,724,975)                                 $131,724,975
-------------------------------------------------------------------------------
               Total Investments
               (cost $6,691,729,401)                             $7,851,628,546
-------------------------------------------------------------------------------

  (a) Percentages indicated are based on net assets of $7,789,860,162.

(NON) Non-income-producing security.

(SEG) A portion of this security was pledged and segregated with the custodian to cover margin requirements for futures contracts and written options at June 30, 2004.

  (e) See Note 5 to the financial statements regarding investments in the Putnam Prime Money Market Fund.

      ADR after the name of a foreign holding stands for American Depositary Receipts representing ownership of foreign securities on deposit with a custodian bank.

Futures contracts outstanding at June 30, 2004

                                   Aggregate    Expiration   Unrealized
                        Value     face value      date      appreciation
-------------------------------------------------------------------------
S&P 500 Index (Long)   $855,300     $849,011     Sep-04        $6,289
-------------------------------------------------------------------------
Written options outstanding at June 30, 2004
(premium received $281,528)

                                                Expiration
Contract                                        date/
Amount                                          Strike price        Value
-------------------------------------------------------------------------
133,682 Career Education Corp. (Call)           Jul. 04/$76.26        $--
174,641 Foundry Networks, Inc. (Call)           Jul. 04/$14.65     73,349
 58,243 Intersil Corp. (Call)                   Jul. 04/$21.46     51,254
110,448 Juniper Networks, Inc. (Put)            Jul. 04/$18.67      9,222
 89,296 Symantec Corp. (Call)                   Jul. 04/$49.55          9
-------------------------------------------------------------------------
                                                                 $133,834
-------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.


Statement of assets and liabilities
June 30, 2004

Assets
-------------------------------------------------------------------------------
Investment in securities, at value (Note 1):
-------------------------------------------------------------------------------
Unaffiliated Issuers (identified cost $6,620,709,426)          $7,780,608,571
-------------------------------------------------------------------------------
Affiliated Issuers (identified cost $71,019,975) (Note 5)          71,019,975
-------------------------------------------------------------------------------
Cash                                                                2,803,276
-------------------------------------------------------------------------------
Dividends, interest and other receivables                           2,610,583
-------------------------------------------------------------------------------
Receivable for shares of the fund sold                              1,145,553
-------------------------------------------------------------------------------
Receivable for securities sold                                    171,578,883
-------------------------------------------------------------------------------
Receivable for variation margin (Note 1)                              239,388
-------------------------------------------------------------------------------
Total assets                                                    8,030,006,229

Liabilities
-------------------------------------------------------------------------------
Payable for securities purchased                                  113,088,290
-------------------------------------------------------------------------------
Payable for shares of the fund repurchased                        107,903,339
-------------------------------------------------------------------------------
Payable for compensation of Manager (Note 2)                       10,354,658
-------------------------------------------------------------------------------
Payable for investor servicing and custodian fees (Note 2)          2,005,769
-------------------------------------------------------------------------------
Payable for Trustee compensation and expenses (Note 2)                809,876
-------------------------------------------------------------------------------
Payable for administrative services (Note 2)                            5,214
-------------------------------------------------------------------------------
Payable for distribution fees (Note 2)                              4,754,975
-------------------------------------------------------------------------------
Written options outstanding, at value (premiums received
$281,528) (Note 1)                                                    133,834
-------------------------------------------------------------------------------
Other accrued expenses                                              1,090,112
-------------------------------------------------------------------------------
Total liabilities                                                 240,146,067
-------------------------------------------------------------------------------
Net assets                                                     $7,789,860,162

Represented by
-------------------------------------------------------------------------------
Paid-in capital (Notes 1 and 4)                               $12,163,217,986
-------------------------------------------------------------------------------
Accumulated net realized loss on investments and foreign
currency transactions (Note 1)                                 (5,533,411,685)
-------------------------------------------------------------------------------
Net unrealized appreciation of investments and assets and
liabilities in foreign currencies                               1,160,053,861
-------------------------------------------------------------------------------
Total -- Representing net assets applicable to capital
shares outstanding                                             $7,789,860,162

Computation of net asset value and offering price
-------------------------------------------------------------------------------
Net asset value and redemption price per class A share
($5,075,005,028 divided by 130,253,882 shares)                         $38.96
-------------------------------------------------------------------------------
Offering price per class A share (100/94.75 of $38.96)*                $41.12
-------------------------------------------------------------------------------
Net asset value and offering price per class B share
($1,674,238,176 divided by 47,379,569 shares)**                        $35.34
-------------------------------------------------------------------------------
Net asset value and offering price per class C share
($55,005,094 divided by 1,467,130 shares)**                            $37.49
-------------------------------------------------------------------------------
Net asset value and redemption price per class M share
($134,156,670 divided by 3,642,299 shares)                             $36.83
-------------------------------------------------------------------------------
Offering price per class M share (100/96.50 of $36.83)*                $38.17
-------------------------------------------------------------------------------
Net asset value, offering price and redemption price per
class R share ($25,184 divided by 648 shares)                          $38.85
-------------------------------------------------------------------------------
Net asset value, offering price and redemption price per
class Y share ($851,430,010 divided by 21,212,149 shares)              $40.14
-------------------------------------------------------------------------------

 * On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales, the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

   The accompanying notes are an integral part of these financial statements.


Statement of operations
Year ended June 30, 2004

Investment income:
-------------------------------------------------------------------------------
Dividends (net of foreign tax of $67,485)                         $46,120,842
-------------------------------------------------------------------------------
Interest (including interest income of $110,983 from
investments in affiliated issuers) (Note 5)                         1,067,123
-------------------------------------------------------------------------------
Total investment income                                            47,187,965

Expenses:
-------------------------------------------------------------------------------
Compensation of Manager (Note 2)                                   45,959,965
-------------------------------------------------------------------------------
Investor servicing and custodian fees (Note 2)                     26,288,645
-------------------------------------------------------------------------------
Trustee compensation and expenses (Note 2)                            156,443
-------------------------------------------------------------------------------
Administrative services (Note 2)                                       58,869
-------------------------------------------------------------------------------
Distribution fees -- Class A (Note 2)                              14,751,943
-------------------------------------------------------------------------------
Distribution fees -- Class B (Note 2)                              18,379,074
-------------------------------------------------------------------------------
Distribution fees -- Class C (Note 2)                                 623,070
-------------------------------------------------------------------------------
Distribution fees -- Class M (Note 2)                               1,189,976
-------------------------------------------------------------------------------
Distribution fees -- Class R (Note 2)                                      29
-------------------------------------------------------------------------------
Other                                                               3,328,530
-------------------------------------------------------------------------------
Non-recurring costs (Note 6)                                          243,554
-------------------------------------------------------------------------------
Costs assumed by Manager (Note 6)                                    (243,554)
-------------------------------------------------------------------------------
Fees waived and reimbursed by Manager (Note 5)                        (19,413)
-------------------------------------------------------------------------------
Total expenses                                                    110,717,131
-------------------------------------------------------------------------------
Expense reduction (Note 2)                                         (4,292,522)
-------------------------------------------------------------------------------
Net expenses                                                      106,424,609
-------------------------------------------------------------------------------
Net investment loss                                               (59,236,644)
-------------------------------------------------------------------------------
Net realized gain on investments (Notes 1 and 3)                1,629,606,059
-------------------------------------------------------------------------------
Net realized loss on futures contracts (Note 1)                    (3,367,489)
-------------------------------------------------------------------------------
Net realized gain on foreign currency transactions (Note 1)             2,364
-------------------------------------------------------------------------------
Net realized gain on written options (Notes 1 and 3)                1,454,613
-------------------------------------------------------------------------------
Net unrealized appreciation of assets and liabilities in
foreign currencies during the year                                        453
-------------------------------------------------------------------------------
Net unrealized appreciation of investments, futures
contracts, and written options during the year                     34,872,254
-------------------------------------------------------------------------------
Net gain on investments                                         1,662,568,254
-------------------------------------------------------------------------------
Net increase in net assets resulting from operations           $1,603,331,610
-------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.


Statement of changes in net assets

                                                          Year ended June 30
-------------------------------------------------------------------------------
Decrease in net assets                                  2004             2003
-------------------------------------------------------------------------------
Operations:
-------------------------------------------------------------------------------
Net investment loss                             $(59,236,644)    $(67,267,773)
-------------------------------------------------------------------------------
Net realized gain (loss) on investments and
foreign currency transactions                  1,627,695,547   (1,804,402,307)
-------------------------------------------------------------------------------
Net unrealized appreciation of investments
and assets and liabilities in foreign
currencies                                        34,872,707    1,700,587,081
-------------------------------------------------------------------------------
Net increase (decrease) in net assets
resulting from operations                      1,603,331,610     (171,082,999)
-------------------------------------------------------------------------------
Decrease from capital share transactions
(Note 4)                                      (3,093,014,749)  (2,445,455,367)
-------------------------------------------------------------------------------
Total decrease in net assets                  (1,489,683,139)  (2,616,538,366)

Net assets
-------------------------------------------------------------------------------
Beginning of year                              9,279,543,301   11,896,081,667
-------------------------------------------------------------------------------
End of year                                   $7,789,860,162   $9,279,543,301
-------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.



Financial highlights
(For a common share outstanding throughout the period)

CLASS A
-------------------------------------------------------------------------------------------------------------
Per-share                                                        Year ended June 30
operating performance                   2004            2003            2002            2001            2000
-------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                   $32.79          $32.28          $47.97          $96.61          $65.61
-------------------------------------------------------------------------------------------------------------
Investment operations:
-------------------------------------------------------------------------------------------------------------
Net investment loss (a)                 (.19)(d)        (.17)           (.22)           (.37)           (.54)
-------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments              6.36             .68          (15.47)         (38.81)          38.84
-------------------------------------------------------------------------------------------------------------
Total from
investment operations                   6.17             .51          (15.69)         (39.18)          38.30
-------------------------------------------------------------------------------------------------------------
Less distributions:
-------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                            --              --              --           (9.46)          (7.30)
-------------------------------------------------------------------------------------------------------------
Total distributions                       --              --              --           (9.46)          (7.30)
-------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                         $38.96          $32.79          $32.28          $47.97          $96.61
-------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)                 18.82            1.58          (32.71)         (43.10)          60.49
-------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
-------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                    $5,075,005      $6,262,164      $7,683,016     $12,595,034     $21,138,863
-------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)               1.09 (d)        1.09             .98             .89             .86
-------------------------------------------------------------------------------------------------------------
Ratio of net investment loss
to average net assets (%)               (.52)(d)        (.57)           (.57)           (.55)           (.64)
-------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                 60.86           42.43           76.67           67.74           53.13
-------------------------------------------------------------------------------------------------------------

(a) Per share net investment loss has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset and brokerage service arrangements (Note 2).

(d) Reflects an expense limitation in effect during the period. As a result of such limitation, the expenses of the fund for the period ended June 30, 2004 reflect a reduction of less than .01% of average net assets for class A shares (Note 5).

    The accompanying notes are an integral part of these financial statements.



Financial highlights
(For a common share outstanding throughout the period)

CLASS B
-------------------------------------------------------------------------------------------------------------
Per-share                                                         Year ended June 30
operating performance                   2004            2003            2002            2001            2000
-------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                   $29.96          $29.72          $44.50          $91.07          $62.51
-------------------------------------------------------------------------------------------------------------
Investment operations:
-------------------------------------------------------------------------------------------------------------
Net investment loss (a)                 (.43)(d)        (.36)           (.48)           (.77)           (.98)
-------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments              5.81             .60          (14.30)         (36.34)          36.84
-------------------------------------------------------------------------------------------------------------
Total from
investment operations                   5.38             .24          (14.78)         (37.11)          35.86
-------------------------------------------------------------------------------------------------------------
Less distributions:
-------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                            --              --              --           (9.46)          (7.30)
-------------------------------------------------------------------------------------------------------------
Total distributions                       --              --              --           (9.46)          (7.30)
-------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                         $35.34          $29.96          $29.72          $44.50          $91.07
-------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)                 17.96            0.81          (33.21)         (43.48)          59.53
-------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
-------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                    $1,674,238      $1,850,775      $2,739,100      $6,137,938     $12,343,996
-------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)               1.84 (d)        1.84            1.73            1.53            1.46
-------------------------------------------------------------------------------------------------------------
Ratio of net investment loss
to average net assets (%)              (1.27)(d)       (1.33)          (1.32)          (1.19)          (1.24)
-------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                 60.86           42.43           76.67           67.74           53.13
-------------------------------------------------------------------------------------------------------------

(a) Per share net investment loss has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset and brokerage service arrangements (Note 2).

(d) Reflects an expense limitation in effect during the period. As a result of such limitation, the expenses of the fund for the period ended June 30, 2004 reflect a reduction of less than .01% of average net assets for class B shares (Note 5).

    The accompanying notes are an integral part of these financial statements.



Financial highlights
(For a common share outstanding throughout the period)

CLASS C
-------------------------------------------------------------------------------------------------------------
                                                                                                    For the
                                                                                                     period
                                                                                                    July 26,
                                                                                                   1999+ to
Per-share                                                Year ended June 30                         June 30
operating performance                   2004            2003            2002            2001           2000
-------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                   $31.79          $31.53          $47.21          $95.94         $65.31
-------------------------------------------------------------------------------------------------------------
Investment operations:
-------------------------------------------------------------------------------------------------------------
Net investment loss (a)                 (.45)(d)        (.37)           (.50)           (.82)         (1.13)
-------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments              6.15             .63          (15.18)         (38.45)         39.06
-------------------------------------------------------------------------------------------------------------
Total from
investment operations                   5.70             .26          (15.68)         (39.27)         37.93
-------------------------------------------------------------------------------------------------------------
Less distributions:
-------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                            --              --              --           (9.46)         (7.30)
-------------------------------------------------------------------------------------------------------------
Total distributions                       --              --              --           (9.46)         (7.30)
-------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                         $37.49          $31.79          $31.53          $47.21         $95.94
-------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)                 17.93            0.83          (33.21)         (43.53)         60.14*
-------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
-------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                       $55,005         $64,015         $79,149        $136,417       $118,720
-------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)               1.84 (d)        1.84            1.73            1.64           1.50*
-------------------------------------------------------------------------------------------------------------
Ratio of net investment loss
to average net assets (%)              (1.27)(d)       (1.32)          (1.32)          (1.29)         (1.30)*
-------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                 60.86           42.43           76.67           67.74          53.13
--------------------------------------------------------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Per share net investment loss has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset and brokerage service arrangements (Note 2).

(d) Reflects an expense limitation in effect during the period. As a result of such limitation, the expenses of the fund for the period ended June 30, 2004 reflect a reduction of less than .01% of average net assets for class C shares (Note 5).

    The accompanying notes are an integral part of these financial statements.



Financial highlights
(For a common share outstanding throughout the period)

CLASS M
-------------------------------------------------------------------------------------------------------------
Per-share                                                    Year ended June 30
operating performance                   2004            2003            2002            2001            2000
-------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                   $31.15          $30.82          $46.03          $93.63          $64.05
-------------------------------------------------------------------------------------------------------------
Investment operations:
-------------------------------------------------------------------------------------------------------------
Net investment loss (a)                 (.36)(d)        (.30)           (.40)           (.69)           (.93)
-------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments              6.04             .63          (14.81)         (37.45)          37.81
-------------------------------------------------------------------------------------------------------------
Total from
investment operations                   5.68             .33          (15.21)         (38.14)          36.88
-------------------------------------------------------------------------------------------------------------
Less distributions:
-------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                            --              --              --           (9.46)          (7.30)
-------------------------------------------------------------------------------------------------------------
Total distributions                       --              --              --           (9.46)          (7.30)
-------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                         $36.83          $31.15          $30.82          $46.03          $93.63
-------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)                 18.24            1.07          (33.04)         (43.38)          59.71
-------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
-------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                      $134,157        $171,675        $223,964        $411,251        $770,194
-------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)               1.59 (d)        1.59            1.48            1.39            1.36
-------------------------------------------------------------------------------------------------------------
Ratio of net investment loss
to average net assets (%)              (1.02)(d)       (1.07)          (1.07)          (1.05)          (1.14)
-------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                 60.86           42.43           76.67           67.74           53.13
-------------------------------------------------------------------------------------------------------------

(a) Per share net investment loss has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset and brokerage service arrangements (Note 2).

(d) Reflects an expense limitation in effect during the period. As a result of such limitation, the expenses of the fund for the period ended June 30, 2004 reflect a reduction of less than .01% of average net assets for class M shares (Note 5).

    The accompanying notes are an integral part of these financial statements.


Financial highlights
(For a common share outstanding throughout the period)

CLASS R
-------------------------------------------------------------------------
                                                              For the
                                                               period
                                                Year         January 21,
                                               ended          2003+ to
Per-share                                     June 30         June 30
operating performance                           2004            2003
-------------------------------------------------------------------------
Net asset value,
beginning of period                           $32.76          $28.90
-------------------------------------------------------------------------
Investment operations:
-------------------------------------------------------------------------
Net investment loss (a)                         (.27)(d)        (.10)
-------------------------------------------------------------------------
Net realized and unrealized
gain on investments                             6.36            3.96
-------------------------------------------------------------------------
Total from
investment operations                           6.09            3.86
-------------------------------------------------------------------------
Net asset value,
end of period                                 $38.85          $32.76
-------------------------------------------------------------------------
Total return at
net asset value (%)(b)                         18.59           13.36*
-------------------------------------------------------------------------

Ratios and supplemental data
-------------------------------------------------------------------------
Net assets, end of period
(in thousands)                                   $25              $1
-------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)                       1.34 (d)         .59*
-------------------------------------------------------------------------
Ratio of net investment loss
to average net assets (%)                       (.76)(d)        (.36)*
-------------------------------------------------------------------------
Portfolio turnover (%)                         60.86           42.43
-------------------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Per share net investment loss has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment.

(c) Includes amounts paid through expense offset and brokerage service arrangements (Note 2).

(d) Reflects an expense limitation in effect during the period. As a result of such limitation, the expenses of the fund for the period ended June 30, 2004 reflect a reduction of less than .01% of average net assets for class R shares (Note 5).

    The accompanying notes are an integral part of these financial statements.



Financial highlights
(For a common share outstanding throughout the period)

CLASS Y
-------------------------------------------------------------------------------------------------------------
Per-share                                                         Year ended June 30
operating performance                   2004            2003            2002            2001            2000
-------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                   $33.70          $33.09          $49.05          $98.28          $66.49
-------------------------------------------------------------------------------------------------------------
Investment operations:
-------------------------------------------------------------------------------------------------------------
Net investment loss (a)                 (.10)(d)        (.10)           (.13)           (.21)           (.34)
-------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments              6.54             .71          (15.83)         (39.56)          39.43
-------------------------------------------------------------------------------------------------------------
Total from
investment operations                   6.44             .61          (15.96)         (39.77)          39.09
-------------------------------------------------------------------------------------------------------------
Less distributions:
-------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                            --              --              --           (9.46)          (7.30)
-------------------------------------------------------------------------------------------------------------
Total distributions                       --              --              --           (9.46)          (7.30)
-------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                         $40.14          $33.70          $33.09          $49.05          $98.28
-------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)                 19.11            1.85          (32.54)         (42.96)          60.88
-------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
-------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                      $851,430        $930,912      $1,170,852      $1,703,399      $2,684,761
-------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)                .84 (d)         .84             .73             .64             .61
-------------------------------------------------------------------------------------------------------------
Ratio of net investment loss
to average net assets (%)               (.27)(d)        (.33)           (.32)           (.30)           (.39)
-------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                 60.86           42.43           76.67           67.74           53.13
-------------------------------------------------------------------------------------------------------------

(a) Per share net investment loss has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment.

(c) Includes amounts paid through expense offset and brokerage service arrangements (Note 2).

(d) Reflects an expense limitation in effect during the period. As a result of such limitation, the expenses of the fund for the period ended June 30, 2004 reflect a reduction of less than .01% of average net assets for class Y shares (Note 5).

    The accompanying notes are an integral part of these financial statements.


Notes to financial statements
June 30, 2004

Note 1
Significant accounting policies

Putnam New Opportunities Fund ("the fund") is registered under the Investment Company Act of 1940, as amended, as a diversified open-end management investment company. The fund seeks capital appreciation by investing principally in common stocks of companies in sectors of the economy which, in the judgment of Putnam Investment Management, LLC ("Putnam Management"), the fund's manager, an indirect wholly-owned subsidiary of Putnam, LLC possess above-average, long-term growth potential.

The fund offers class A, class B, class C, class M, class R and class Y shares. Class A shares are sold with a maximum front-end sales charge of 5.25%. Prior to January 28, 2004, the maximum front-end sales charge for class A shares was 5.75%. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge but pay a higher ongoing distribution fee than class A class M and class R shares, and are subject to a contingent deferred sales charge, if those shares are redeemed within six years of purchase. Class C shares are subject to the same fees and expenses as class B shares, except that class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class M shares are sold with a maximum front-end sales charge of 3.50% and pay an ongoing distribution fee that is higher than class A shares but lower than class B and class C shares. Class R shares are sold without a front end sales charge and pay an ongoing distribution fee that is higher than class A shares, but lower than class B, class C and class M shares. Class R shares are offered to qualified employee-benefit plans. Class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, class M and class R shares, but do not bear a distribution fee. Class Y shares are sold to certain eligible purchasers including certain defined contribution plans (including corporate IRAs), bank trust departments, trust companies and certain college savings plans.

Effective April 19, 2004 (May 3, 2004 for defined contribution plans administered by Putnam) a 2.00% redemption fee may apply to any shares that are redeemed (either by selling or exchanging into another fund) within 5 days of purchase. The redemption fee is accounted for as an addition to paid-in-capital. Total redemption fees received by the fund for the year ended June 30, 2004, were $1,447.

Expenses of the fund are borne pro-rata by the holders of each class of shares, except that each class bears expenses unique to that class (including the distribution fees applicable to such class). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. Shares of each class would receive their pro-rata share of the net assets of the fund, if the fund were liquidated. In addition, the Trustees declare separate dividends on each class of shares.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A) Security valuation Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets. If no sales are reported -- as in the case of some securities traded over-the-counter -- a security is valued at its last reported bid price.

Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value foreign securities taking into account multiple factors, including movements in the U.S. securities markets. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. Securities quoted in foreign currencies are translated into U.S. dollars at the current exchange rate. Short-term investments having remaining maturities of 60 days or less are valued at amortized cost, which approximates fair value. Other investments, including restricted securities, are valued at fair value following procedures approved by the Trustees. Such valuations and procedures are reviewed periodically by the Trustees.

B) Joint trading account The fund may transfer uninvested cash balances, including cash collateral received under security lending arrangements, into a joint trading account along with the cash of other registered investment companies and certain other accounts managed by Putnam Management. These balances may be invested in issuers of high-grade short-term investments having maturities of up to 397 days for collateral received under security lending arrangements and up to 90 days for other cash investments.

C) Repurchase agreements The fund, or any joint trading account, through its custodian, receives delivery of the underlying securities, the market value of which at the time of purchase is required to be an amount at least equal to the resale price, including accrued interest. Collateral for certain tri-party repurchase agreements is held at the counterparty's custodian in a segregated account for the benefit of the fund and the counterparty. Putnam Management is responsible for determining that the value of these underlying securities is at all times at least equal to the resale price, including accrued interest.

D) Security transactions and related investment income Security transactions are recorded on the trade date (date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income is recorded on the accrual basis. Dividend income, net of applicable withholding taxes, is recognized on the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received.

E) Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The market value of foreign securities, currency holdings, and other assets and liabilities are recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on closed forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations, not present with domestic investments.

F) Futures and options contracts The fund may use futures and options contracts to hedge against changes in the values of securities the fund owns or expects to purchase. The fund may also write options on securities it owns or in which it may invest to increase its current returns.

The potential risk to the fund is that the change in value of futures and options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, or if the counterparty to the contract is unable to perform. Risks may exceed amounts recognized on the statement of assets and liabilities. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as "variation margin." Exchange traded options are valued at the last sale price, or if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by dealers. Futures and written option contracts outstanding at period end, if any, are listed after the fund's portfolio.

G) Line of credit During the period, the fund was entered into a committed line of credit with certain banks. The line of credit agreement included restrictions that the fund would maintain an asset coverage ratio of at least 300% and that borrowings would not exceed prospectus limitations. For the period ended August 6, 2003 the fund had no borrowings against the line of credit. Effective August 6, 2003, the fund no longer participated in a committed line of credit.

H) Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Internal Revenue Code of 1986 (the "Code"), as amended. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains.

At June 30, 2004 the fund had a capital loss carryover of $5,515,781,251 available to the extent allowed by the Code to offset future net capital gain, if any. The amount of the carryover and the expiration dates are:

Loss Carryover   Expiration
-------------------------------
$3,739,293,333   June 30, 2010
 1,776,487,918   June 30, 2011

I) Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences include temporary and permanent differences of losses on wash sale transactions, foreign currency gains and losses, realized and unrealized gains and losses on certain futures contracts and net operating loss. Reclassifications are made to the fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. For the year ended June 30, 2004, the fund reclassified $59,236,644 to decrease accumulated net investment loss and $59,234,279 to decrease paid-in-capital, with an increase to accumulated net realized loss of $2,365.

The tax basis components of distributable earnings and the federal tax cost as of period end were as follows:


Unrealized appreciation         $1,449,305,060
Unrealized depreciation           (307,030,060)
                                  ------------
Net unrealized appreciation      1,142,275,000
Capital loss carryforward       (5,515,781,251)
Cost for federal income
tax purposes                    $6,709,353,546

Note 2
Management fee, administrative
services and other transactions

Putnam Management is paid for management and investment advisory services quarterly based on the average net assets of the fund. Such fee is based on the following annual rates: 0.70% of the first $500 million of average net assets, 0.60% of the next $500 million, 0.55% of the next $500 million, 0.50% 0f the next $5 billion, 0.475% of the next $5 billion, 0.455% of the next $5 billion, 0.44% of the next $5 billion, 0.43% of the next $5 billion, 0.42% of the next $5 billion, 0.41% of the next $5 billion, 0.40% of the next $5 billion, 0.39% of the next $5% billion, 0.38% of the next $8.5 billion and 0.37% thereafter.

Effective January 28, 2004, Putnam Management has agreed to limit its compensation (and, to the extent necessary, bear other expenses) through December 31, 2004, to the extent that the fund's net expenses as a percentage of average net assets exceed the average expense ratio for the fund's Lipper peer group of front-end load funds.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund's assets are provided by Putnam
Fiduciary Trust Company ("PFTC"), a subsidiary of Putnam, LLC. Putnam Investor Services, a division of PFTC, provides investor servicing agent functions to the fund. During the year ended June 30, 2004, the fund paid PFTC $18,857,802 for these services.

The fund has entered into an arrangement with PFTC whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the fund's expenses. The fund also reduced expenses through brokerage service arrangements. For the year ended June 30, 2004 the fund's expenses were reduced by $4,292,522 under these arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $6,240 as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees receive additional fees for attendance at certain committee meetings.

The fund has adopted a Trustee Fee Deferral Plan (the "Deferral Plan") which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the "Pension Plan") covering all Trustees of the fund who have served as a Trustee for at least five years. Benefits under the Pension Plan are equal to 50% of the Trustee's average total retainer and meeting fees for the three years preceding retirement. Pension expense for the fund is included in Trustee compensation and expenses in the statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the statement of assets and liabilities.

The fund has adopted distribution plans (the "Plans") with respect to its class A, class B, class C, class M and class R shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management, a wholly-owned subsidiary of Putnam, LLC and Putnam Retail Management GP, Inc., for services provided and expenses incurred in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management at an annual rate of up to 0.35%, 1.00%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.25%, 1.00%, 1.00%, 0.75% and 0.50% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively.

For the year ended June 30, 2004, Putnam Retail Management, acting as underwriter, received net commissions of $415,385 and $10,001 from the sale of class A and class M shares, respectively, and received $3,373,687 and $9,042 in contingent deferred sales charges from redemptions of class B and class C shares, respectively. A deferred sales charge of up to 1.00% and 0.65% is assessed on certain redemptions of class A and class M shares, respectively. For the year ended June 30, 2004, Putnam Retail Management, acting as underwriter, received $44,612 on class A and no monies on class M redemptions, respectively.

Note 3
Purchases and sales of securities

During the year ended June 30, 2004, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $5,367,041,915 and $8,492,823,827, respectively. There were no purchases or sales of U.S. government securities.

Written option transactions during the year are summarized as follows:

                                      Contract          Premiums
                                       Amounts          Received
----------------------------------------------------------------
Written options
outstanding at
beginning of year                    1,075,507          $774,031
----------------------------------------------------------------
Options opened                       4,267,864         2,409,926
Options exercised                   (1,319,845)         (614,271)
Options expired                     (2,943,316)       (1,914,502)
Options closed                        (513,900)         (373,656)
----------------------------------------------------------------
Written options
outstanding at
end of year                            566,310          $281,528
----------------------------------------------------------------

Note 4
Capital shares

At June 30, 2004, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

                                        Year ended June 30, 2004
----------------------------------------------------------------
Class A                                 Shares            Amount
----------------------------------------------------------------
Shares sold                         14,590,688      $535,348,614
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                            --                --
----------------------------------------------------------------
                                    14,590,688       535,348,614

Shares repurchased                 (75,306,819)   (2,799,613,692)
----------------------------------------------------------------
Net decrease                       (60,716,131)  $(2,264,265,078)
----------------------------------------------------------------

                                        Year ended June 30, 2003
----------------------------------------------------------------
Class A                                 Shares            Amount
----------------------------------------------------------------
Shares sold                         43,125,612    $1,258,711,111
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                            --                --
----------------------------------------------------------------
                                    43,125,612     1,258,711,111

Shares repurchased                 (90,164,299)   (2,597,816,023)
----------------------------------------------------------------
Net decrease                       (47,038,687)  $(1,339,104,912)
----------------------------------------------------------------

                                        Year ended June 30, 2004
----------------------------------------------------------------
Class B                                 Shares            Amount
----------------------------------------------------------------
Shares sold                          3,322,964      $111,478,488
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                            --                --
----------------------------------------------------------------
                                     3,322,964       111,478,488

Shares repurchased                 (17,708,510)     (600,679,415)
----------------------------------------------------------------
Net decrease                       (14,385,546)    $(489,200,927)
----------------------------------------------------------------

                                        Year ended June 30, 2003
----------------------------------------------------------------
Class B                                 Shares            Amount
----------------------------------------------------------------
Shares sold                          4,980,520      $133,813,898
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                            --                --
----------------------------------------------------------------
                                     4,980,520       133,813,898

Shares repurchased                 (35,379,784)     (941,198,727)
----------------------------------------------------------------
Net decrease                       (30,399,264)    $(807,384,829)
----------------------------------------------------------------

                                        Year ended June 30, 2004
----------------------------------------------------------------
Class C                                 Shares            Amount
----------------------------------------------------------------
Shares sold                            231,436        $8,172,513
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                            --                --
----------------------------------------------------------------
                                       231,436         8,172,513

Shares repurchased                    (777,907)      (27,913,184)
----------------------------------------------------------------
Net decrease                          (546,471)     $(19,740,671)
----------------------------------------------------------------

                                        Year ended June 30, 2003
----------------------------------------------------------------
Class C                                 Shares            Amount
----------------------------------------------------------------
Shares sold                            327,373        $9,439,783
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                            --                --
----------------------------------------------------------------
                                       327,373         9,439,783

Shares repurchased                    (824,105)      (23,109,623)
----------------------------------------------------------------
Net decrease                          (496,732)     $(13,669,840)
----------------------------------------------------------------

                                        Year ended June 30, 2004
----------------------------------------------------------------
Class M                                 Shares            Amount
----------------------------------------------------------------
Shares sold                            456,573       $15,939,911
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                            --                --
----------------------------------------------------------------
                                       456,573        15,939,911

Shares repurchased                  (2,324,721)      (81,851,788)
----------------------------------------------------------------
Net decrease                        (1,868,148)     $(65,911,877)
----------------------------------------------------------------

                                        Year ended June 30, 2003
----------------------------------------------------------------
Class M                                 Shares            Amount
----------------------------------------------------------------
Shares sold                            808,682       $22,475,857
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                            --                --
----------------------------------------------------------------
                                       808,682        22,475,857

Shares repurchased                  (2,564,505)      (70,748,632)
----------------------------------------------------------------
Net decrease                        (1,755,823)     $(48,272,775)
----------------------------------------------------------------

                                        Year ended June 30, 2004
----------------------------------------------------------------
Class R                                 Shares            Amount
----------------------------------------------------------------
Shares sold                                633           $24,270
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                            --                --
----------------------------------------------------------------
                                           633            24,270

Shares repurchased                         (20)             (802)
----------------------------------------------------------------
Net increase                               613           $23,468
----------------------------------------------------------------

                                 For the period January 21, 2003
                                    (commencement of operations)
                                                to June 30, 2003
----------------------------------------------------------------
Class R                                 Shares            Amount
----------------------------------------------------------------
Shares sold                                 35            $1,000
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                            --                --
----------------------------------------------------------------
                                            35             1,000

Shares repurchased                          --                --
----------------------------------------------------------------
Net increase                                35            $1,000
----------------------------------------------------------------

                                        Year ended June 30, 2004
----------------------------------------------------------------
Class Y                                 Shares            Amount
----------------------------------------------------------------
Shares sold                          8,529,967      $320,027,855
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                            --                --
----------------------------------------------------------------
                                     8,529,967       320,027,855

Shares repurchased                 (14,943,384)     (573,947,519)
----------------------------------------------------------------
Net decrease                        (6,413,417)    $(253,919,664)
----------------------------------------------------------------

                                        Year ended June 30, 2003
----------------------------------------------------------------
Class Y                                 Shares            Amount
----------------------------------------------------------------
Shares sold                          9,865,836      $297,562,806
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                            --                --
----------------------------------------------------------------
                                     9,865,836       297,562,806

Shares repurchased                 (17,626,550)     (534,586,817)
----------------------------------------------------------------
Net decrease                        (7,760,714)    $(237,024,011)
----------------------------------------------------------------

At June 30, 2004, Putnam, LLC owned 35 class R shares of the fund (5.4% of class R shares outstanding), valued at $1,360.

Note 5
Investment in Putnam Prime Money
Market Fund

The fund invests in the Putnam Prime Money Market Fund, an open-end management investment company managed by Putnam Management. Management fees paid by the fund are reduced by an amount equal to the management fees paid by Putnam Prime Money Market Fund with respect to assets invested by the fund in Putnam Prime Money Market Fund. Income distributions earned by the fund are recorded as income in the statement of operations and totaled $110,983 for the period ended June 30, 2004.

Note 6
Regulatory matters and litigation

On April 8, 2004, Putnam Management entered into agreements with the Securities and Exchange Commission and the Massachusetts Securities Division representing a final settlement of all charges brought against Putnam Management by those agencies on October 28, 2003 in connection with excessive short-term trading by Putnam employees and, in the case of the charges brought by the Massachusetts Securities Division, by participants in some Putnam-administered 401(k) plans. The settlement with the SEC requires Putnam Management to pay $5 million in disgorgement plus a civil monetary penalty of $50 million, and the settlement with the Massachu setts Securities Division requires Putnam Management to pay $5 million in restitution and an administrative fine of $50 million. The settlements also leave intact the process established under an earlier partial settlement with the SEC under which Putnam Management agreed to pay the amount of restitution determined by an independent consultant, which may exceed the disgorgement and restitution amounts specified above, pursuant to a plan to be developed by the independent consultant.

Putnam Management, and not the investors in any Putnam fund, will bear all costs, including restitution, civil penalties and associated legal fees stemming from both of these proceedings. The SEC's and Massachusetts Securities Division's allegations and related matters also serve as the general basis for numerous lawsuits, including purported class action lawsuits filed against Putnam Management and certain related parties, including certain Putnam funds. Putnam Management has agreed to bear any costs incurred by Putnam funds in connection with these lawsuits. Based on currently available information, Putnam Management believes that the likelihood that the pending private lawsuits and purported class action lawsuits will have a material adverse financial impact on the fund is remote, and the pending actions are not likely to materially affect its ability to provide investment management services to its clients, including the Putnam funds.

For the period ended June 30, 2004, Putnam Management has assumed
$243,554 of legal, shareholder servicing and communication, audit, and Trustee fees incurred by the Fund in connection with these matters.

Review of these matters by counsel for Putnam Management and by separate independent counsel for the Putnam funds and their independent Trustees is continuing. The fund may experience increased redemptions as a result of these matters, which could result in increased transaction costs and operating expenses.


Federal tax information
(Unaudited)

The Form 1099 you receive in January 2005 will show the tax status of all distributions paid to your account in calendar 2004.


About the Trustees

Jameson A. Baxter (9/6/43), Trustee since 1994

Ms. Baxter is the President of Baxter Associates, Inc., a private investment firm that she founded in 1986.

Ms. Baxter serves as a Director of ASHTA Chemicals, Inc., Banta Corporation (a printing and digital imaging firm), Ryerson Tull, Inc. (a steel service corporation), Advocate Health Care, and BoardSource, formerly the National Center for Nonprofit Boards. She is Chairman Emeritus of the Board of Trustees, Mount Holyoke College, having served as Chairman for five years and as a board member for thirteen years. Until 2002, Ms. Baxter was a Director of Intermatic Corporation (a manufacturer of energy control products).

Ms. Baxter has held various positions in investment banking and corporate finance, including Vice President and Principal of the Regency Group, and Vice President of and Consultant to First Boston Corporation. She is a graduate of Mount Holyoke College.

Charles B. Curtis (4/27/40), Trustee since 2001

Mr. Curtis is President and Chief Operating Officer of the Nuclear Threat Initiative (a private foundation dealing with national security issues) and serves as Senior Advisor to the United Nations Foundation.

Mr. Curtis is a member of the Council on Foreign Relations and the Trustee Advisory Council of the Applied Physics Laboratory, Johns Hopkins University. Until 2003, Mr. Curtis was a member of the Electric Power Research Institute Advisory Council and the University of Chicago Board of Governors for Argonne National Laboratory. Prior to 2002, Mr. Curtis was a Member of the Board of Directors of the Gas Technology Institute and the Board of Directors of the Environment and Natural Resources Program Steering Committee, John F. Kennedy School of Government, Harvard University. Until 2001, Mr. Curtis was a member of the Department of Defense Policy Board and Director of EG&G Technical Services, Inc. (a fossil energy research and development support company).

From August 1997 to December 1999, Mr. Curtis was a Partner at Hogan and Hartson L.L.P., a Washington, D.C. law firm. Prior to May 1997, Mr. Curtis was Deputy Secretary of Energy. He served as Chairman of the Federal Energy Regulatory Commission from 1977 to 1981 and has held positions on the staff of the U.S. House of Representatives, the U.S. Treasury Department, and the Securities and Exchange Commission.

John A. Hill (1/31/42), Trustee since 1985 and Chairman since 2000

Mr. Hill is Vice Chairman and Managing Director of First Reserve
Corporation, a private equity buyout firm that specializes in energy investments in the diversified worldwide energy industry.

Mr. Hill is a Director of Devon Energy Corporation, TransMontaigne Oil Company, Continuum Health Partners of New York, and various private companies controlled by First Reserve Corporation, as well as a Trustee of TH Lee, Putnam Investment Trust (a closed-end investment company managed by an affiliate of Putnam Management). He is also a Trustee of Sarah Lawrence College.

Prior to acquiring First Reserve Corporation in 1983, Mr. Hill held executive positions in investment banking and investment management with several firms and with the federal government, including Deputy Associate Director of the Office of Management and Budget, and Deputy Director of the Federal Energy Administration. He is active in various business associations, including the Economic Club of New York, and lectures on energy issues in the United States and Europe. Mr. Hill holds a B.A. degree in Economics from Southern Methodist University and pursued graduate studies there as a Woodrow Wilson Fellow.

Ronald J. Jackson (12/17/43), Trustee since 1996

Mr. Jackson is a private investor.

Mr. Jackson is President of the Kathleen and Ronald J. Jackson
Foundation (a charitable trust). He is also a member of the Board of Overseers of WGBH (a public television and radio station) as well as a member of the Board of Overseers of the Peabody Essex Museum.

Mr. Jackson is the former Chairman, President, and Chief Executive Officer of Fisher-Price, Inc. (a major toy manufacturer), from which he retired in 1993. He previously served as President and Chief Executive Officer of Stride-Rite, Inc. (a manufacturer and distributor of footwear) and of Kenner Parker Toys, Inc. (a major toy and game manufacturer). Mr. Jackson was President of Talbots, Inc. (a distributor of women's apparel) and has held financial and marketing positions with General Mills, Inc. and Parker Brothers (a toy and game company). Mr. Jackson is a graduate of the University of Michigan Business School.

Paul L. Joskow (6/30/47), Trustee since 1997

Dr. Joskow is the Elizabeth and James Killian Professor of Economics and Management, and Director of the Center for Energy and Environmental Policy Research at the Massachusetts Institute of Technology.

Dr. Joskow serves as a Director of National Grid Transco (a UK-based holding company with interests in electric and gas transmission and distribution, and telecommunications infrastructure) as well as a Director of TransCanada Corporation (a gas transmission and power company). He also serves on the board of the Whitehead Institute for Biomedical Research (a non-profit research institution) and has been President of the Yale University Council since 1993. Prior to February 2002, he was a Director of State Farm Indemnity Company (an automobile insurance company) and prior to March 2000 he was a Director of New England Electric System (a public utility holding company).

Dr. Joskow has published five books and numerous articles on topics in industrial organization, government regulation of industry, and competition policy. He is active in industry restructuring, environmental, energy, competition, and privatization policies -- serving as an advisor to governments and corporations worldwide. Dr. Joskow holds a Ph.D. and M. Phil from Yale University and B.A. from Cornell University.

Elizabeth T. Kennan (2/25/38), Trustee since 1992

Dr. Kennan is a Partner in Cambus-Kenneth Farm, LLC (cattle and thoroughbred horses). She is President Emeritus of Mount Holyoke
College.

Dr. Kennan serves as Lead Director (formerly Chairman) of Northeast Utilities and is a Director of Talbots, Inc. She has served as Director on a number of other boards, including Bell Atlantic, Chastain Real Estate, Shawmut Bank, Berkshire Life Insurance, and Kentucky Home Life Insurance. She is a Trustee of Centre College and of Midway College in Midway, Kentucky. She is also a member of The Trustees of Reservations and a Trustee of the National Trust for Historic Preservation. Dr. Kennan has served on the oversight committee of the Folger Shakespeare Library, as President of Five Colleges Incorporated, as a Trustee of Notre Dame University, and is active in various educational and civic associations.

As a member of the faculty of Catholic University for twelve years, until 1978, Dr. Kennan directed the post-doctoral program in Patristic and Medieval Studies, taught history, and published numerous articles. Dr. Kennan holds a Ph.D. from the University of Washington in Seattle, an M.S. from St. Hilda's College at Oxford University, and an A.B. from Mount Holyoke College. She holds several honorary doctorates.

John H. Mullin, III (6/15/41), Trustee since 1997

Mr. Mullin is the Chairman and CEO of Ridgeway Farm (a limited liability company engaged in timber and farming).

Mr. Mullin serves as a Director of The Liberty Corporation (a broadcasting company), Progress Energy, Inc. (a utility company, formerly known as Carolina Power & Light), and Sonoco Products, Inc. (a packaging company). Mr. Mullin is Trustee Emeritus of The National Humanities Center and Washington & Lee University, where he served as Chairman of the Investment Committee. Prior to May 2001, he was a Director of Graphic Packaging International Corp. Prior to February 2004, he was a Director of Alex Brown Realty, Inc.

Mr. Mullin is also a past Director of Adolph Coors Company; ACX
Technologies, Inc.; Crystal Brands, Inc.; Dillon Read & Co., Inc.:
Fisher-Price, Inc.: and The Ryland Group, Inc. Mr. Mullin is a graduate of Washington & Lee University and The Wharton Graduate School,
University of Pennsylvania.

Robert E. Patterson (3/15/45), Trustee since 1984

Mr. Patterson is Senior Partner of Cabot Properties, Inc., a private equity firm specializing in real estate investments, and Chairman of Cabot Properties, Inc.

Mr. Patterson serves as Chairman of the Joslin Diabetes Center and as a Director of Brandywine Trust Company, LLC. Prior to June 2003, he was a Trustee of Sea Education Association. Prior to December 2001, he was President and Trustee of Cabot Industrial Trust (a publicly traded real estate investment trust). Prior to February 1998, Mr. Patterson was Executive Vice President and Director of Acquisitions of Cabot Partners Limited Partnership (a registered investment advisor involved in institutional real estate investments). Prior to 1990, he served as Executive Vice President of Cabot, Cabot & Forbes Realty Advisors, Inc. (the predecessor company of Cabot Partners) and as a Senior Vice President of the Beal Companies (a real estate management, investment, and development firm).

Mr. Patterson practiced law and held various positions in state government, and was the founding Executive Director of the Massachusetts Industrial Finance Agency. Mr. Patterson is a graduate of Harvard
College and Harvard Law School.

W. Thomas Stephens (9/2/42), Trustee since 1997

Mr. Stephens serves on a number of corporate boards.

Mr. Stephens serves as a Director of Xcel Energy Incorporated (a public utility company), TransCanada Pipelines Limited, and Norske Canada, Inc. (a paper manufacturer). Until 2004, Mr. Stephens was a Director of Qwest Communications. Until 2003, he was a Director of Mail-Well, Inc. (a diversified printing company). He served as Chairman of Mail-Well until 2001 and as CEO of MacMillan-Bloedel, Ltd. (a forest products company) until 1999.

Prior to 1996, Mr. Stephens was Chairman and Chief Executive Officer of Johns Manville Corporation. He holds B.S. and M.S. degrees from the University of Arkansas.

George Putnam, III* (8/10/51), Trustee since 1984 and President since 2000

Mr. Putnam is President of New Generation Research, Inc. (a publisher of financial advisory and other research services), and of New Generation Advisers, Inc. (a registered investment advisor to private funds). Mr. Putnam founded the New Generation companies in 1986.

Mr. Putnam is a Director of The Boston Family Office, LLC (a registered investment advisor). He is a Trustee of St. Mark's School, Shore Country Day School, and until 2002 was a Trustee of the Sea Education
Association.

Mr. Putnam previously worked as an attorney with the law firm of Dechert Price & Rhoads in Philadelphia. He is a graduate of Harvard College, Harvard Business School, and Harvard Law School.

A.J.C. Smith* (4/13/34), Trustee since 1986

Mr. Smith is Chairman of Putnam Investments and a Director of and Consultant to Marsh & McLennan Companies, Inc.

Mr. Smith is also a Director of Trident Corp. (a limited partnership with over thirty institutional investors). He is also a Trustee of the Carnegie Hall Society, the Educational Broadcasting Corporation, and the National Museums of Scotland. He is Chairman of the Central Park Conservancy and a Member of the Board of Overseers of the Joan and Sanford I. Weill Graduate School of Medical Sciences of Cornell University. Prior to May 2000 and November 1999, Mr. Smith was Chairman and CEO, respectively, of Marsh & McLennan Companies, Inc.

The address of each Trustee is One Post Office Square, Boston, MA 02109.

As of June 30, 2004, there were 102 Putnam Funds.

Each Trustee serves for an indefinite term, until his or her resignation, retirement at age 72, death, or removal.

* Trustees who are or may be deemed to be "interested persons" (as defined in the Investment Company Act of 1940) of the fund, Putnam Management, Putnam Retail Management, or Marsh & McLennan Companies, Inc., the parent company of Putnam, LLC and its affiliated companies. Messrs. Putnam, III, and Smith are deemed "interested persons" by virtue of their positions as officers or shareholders of the fund or Putnam Management, Putnam Retail Management, or Marsh & McLennan Companies, Inc. George Putnam, III is the President of your fund and each of the other Putnam funds. Mr. Smith serves as a Director of Marsh & McLennan Companies, Inc. and as Chairman of Putnam Investments.


Officers

In addition to George Putnam, III, the other officers of the fund are shown below:

Charles E. Porter (7/26/38)
Executive Vice President, Associate Treasurer and Principal Executive Officer
Since 1989

Managing Director, Putnam Investments
and Putnam Management

Jonathan S. Horwitz (6/4/55)
Senior Vice President and Treasurer
Since 2004

Managing Director, Putnam Investments

Patricia C. Flaherty (12/1/46)
Senior Vice President
Since 1993

Senior Vice President, Putnam Investments and Putnam Management

Steven D. Krichmar (6/27/58)
Vice President and Principal Financial Officer
Since 2002

Senior Managing Director, Putnam Investments. Prior to
July 2001, Partner, PricewaterhouseCoopers LLP

Michael T. Healy (1/24/58)
Assistant Treasurer and Principal
Accounting Officer
Since 2000

Managing Director, Putnam Investments

Beth S. Mazor (4/6/58)
Vice President
Since 2002

Senior Vice President, Putnam Investments

Daniel T. Gallagher (2/27/62)
Vice President and Legal and Compliance
Liaison Officer
Since 2004

Vice President, Putnam Investments. Prior to
2004, Associate, Ropes & Gray LLP; prior to
2000, Law Clerk, Massachusetts Supreme
Judicial Court

Francis J. McNamara, III (8/19/55)
Vice President and Chief Legal Officer
Since 2004

Senior Managing Director, Putnam
Investments, Putnam Management and
Putnam Retail Management. Prior to 2004,
General Counsel, State Street Research &
Management Company

James P. Pappas (2/24/53)
Vice President
Since 2004

Managing Director, Putnam Investments and
Putnam Management.  From 2001 to 2002, Chief
Operating Officer, Atalanta/Sosnoff Management
Corporation; prior to 2001, President and Chief
Executive Officer, UAM Investment Services, Inc.

Richard S. Robie, III (3/30/60)
Vice President
Since 2004

Senior Managing Director, Putnam
Investments, Putnam Management and
Putnam Retail Management. Prior to 2003,
Senior Vice President, United Asset
Management Corporation

Mark C. Trenchard (6/5/62)
Vice President and BSA Compliance Officer
Since 2002

Senior Vice President, Putnam Investments

Judith Cohen (6/7/45)
Clerk and Assistant Treasurer
Since 1993

Clerk and Assistant Treasurer, The Putnam Funds

The address of each Officer is One Post Office Square,
Boston, MA 02109.


Fund information

One of the largest mutual fund families in the United States, Putnam Investments has a heritage of investment leadership dating back to Judge Samuel Putnam, whose Prudent Man Rule has defined fiduciary tradition and practice since 1830. Founded over 65 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We presently manage over 100 mutual funds in growth, value, blend, fixed income, and international.

Investment Manager

Putnam Investment
Management, LLC
One Post Office Square
Boston, MA 02109

Marketing Services

Putnam Retail Management
One Post Office Square
Boston, MA 02109

Custodian

Putnam Fiduciary
Trust Company

Legal Counsel

Ropes & Gray LLP

Independent Registered
Public Accounting Firm

PricewaterhouseCoopers LLP

Trustees

John A. Hill, Chairman
Jameson Adkins Baxter
Charles B. Curtis
Ronald J. Jackson
Paul L. Joskow
Elizabeth T. Kennan
John H. Mullin, III
Robert E. Patterson
George Putnam, III
A.J.C. Smith
W. Thomas Stephens

Officers

George Putnam, III
President

Charles E. Porter
Executive Vice President,
Associate Treasurer and
Principal Executive
Officer

Jonathan S. Horwitz
Senior Vice President
and Treasurer

Patricia C. Flaherty
Senior Vice President

Steven D. Krichmar
Vice President and
Principal Financial Officer

Michael T. Healy
Assistant Treasurer and
Principal Accounting Officer

Beth S. Mazor
Vice President

Daniel T. Gallagher
Vice President and Legal and
Compliance Liaison Officer

James P. Pappas
Vice President

Richard S. Robie, III
Vice President

Mark C. Trenchard
Vice President and
BSA Compliance Officer

Francis J. McNamara, III
Vice President and
Chief Legal Officer

Judith Cohen
Clerk and Assistant Treasurer

This report is for the information of shareholders of Putnam New Opportunities Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam's Quarterly Performance Summary, and Putnam's Quarterly Ranking Summary. For more recent performance, please visit www.putnaminvestments.com. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund's Statement of Additional Information contains additional information about the fund's Trustees and is available without charge upon request by calling 1-800-225-1581.


[LOGO OMITTED]

PUTNAM INVESTMENTS

The Putnam Funds
One Post Office Square
Boston, Massachusetts 02109

PRSRT STD
U.S. POSTAGE PAID
PUTNAM
INVESTMENTS

Call 1-800-225-1581 or visit our Web site www.putnaminvestments.com.

AN013-216022  852/358/983/526  8/04

Not FDIC Insured    May Lose Value    No Bank Guarantee


PUTNAM INVESTMENTS                                      [SCALE LOGO OMITTED]
----------------------------------------------------------------------------

Putnam New Opportunities Fund
Supplement to Annual Report dated 6/30/04

The following information has been prepared to provide class Y shareholders with a performance overview specific to their holdings. Class Y shares are offered exclusively to clients that meet the eligibility requirements specified in the fund's prospectus for such shares. Performance of class Y shares, which do not incur a front-end load, a distribution fee, or a contingent deferred sales charge, will differ from the performance of class A, B, C, M, and R shares, which are discussed more extensively in the annual report.

RESULTS AT A GLANCE
----------------------------------------------------------------------------

Total return for periods ended 6/30/04

                                                                        NAV

1 year                                                                19.11%
5 years                                                              -24.90
Annual average                                                        -5.57
10 years                                                             145.78
Annual average                                                         9.41
Life of fund (since class A inception, 8/31/90)
Annual average                                                        14.80

Share value:                                                            NAV

6/30/03                                                              $33.70
6/30/04                                                              $40.14


----------------------------------------------------------------------------

Distributions:       No.        Income        Capital gains        Total
                     --           --              --                --

----------------------------------------------------------------------------

Please note that past performance is not indicative of future results. More recent returns may be more or less than those shown. Returns shown for class Y shares for periods prior to their inception are derived from the historical performance of class A shares, and are not adjusted to reflect the initial sales charge currently applicable to class A shares. These returns have not been adjusted to reflect differences in operating expenses which, for class Y shares, typically are lower than the operating expenses applicable to class A shares. All returns assume reinvestment of distributions at net asset value. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. See full report for information on comparative benchmarks. If you have questions, please consult your fund prospectus or call Putnam toll free at 1-800-752-9894.


Item 2. Code of Ethics:
-----------------------
All officers of the Fund, including its principal executive, financial and accounting officers, are employees of Putnam Investment Management, LLC, the Fund's investment manager. As such they are subject to a comprehensive Code of Ethics adopted and administered by Putnam Investments which is designed to protect the interests of the firm and its clients. The Fund has adopted a Code of Ethics which incorporates the Code of Ethics of Putnam Investments with respect to all of its officers and Trustees who are employees of Putnam Investment Management, LLC. For this reason, the Fund has not adopted a separate code of ethics governing its principal executive, financial and accounting officers.

Item 3. Audit Committee Financial Expert:
-----------------------------------------
The Funds' Audit and Pricing Committee is comprised solely of Trustees who are "independent" (as such term has been defined by the Securities and Exchange Commission ("SEC") in regulations implementing Section 407 of the Sarbanes-Oxley Act (the "Regulations")). The Trustees believe that each of the members of the Audit and Pricing Committee also possess a combination of knowledge and experience with respect to financial accounting matters, as well as other attributes, that qualify them for service on the Committee. In addition, the Trustees have determined that all members of the Funds' Audit and Pricing Committee meet the financial literacy requirements of the New York Stock Exchange's rules and that Mr. Patterson and Mr. Stephens qualify as "audit committee financial experts" (as such term has been defined by the Regulations) based on their review of their pertinent experience and education. Certain other Trustees, although not on the Audit and Pricing Committee, would also qualify as "audit committee financial experts." The SEC has stated that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the Audit and Pricing Committee and the Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services:
-----------------------------------------------
The following table presents fees billed in each of the last two fiscal years for services rendered to the fund by the fund's independent auditors:

                    Audit       Audit-Related   Tax       All Other
Fiscal year ended   Fees        Fees            Fees      Fees
-----------------   ----------  -------------   -------   ---------
June 30, 2004       $96,366*    $--             $3,868    $1,637
June 30, 2003       $98,833     $--             $6,831    $--

*Includes fees of $3,399 billed by the fund's independent auditor to the fund for audit procedures necessitated by regulatory and litigation matters. These fees were reimbursed to the fund by Putnam.

For the fiscal years ended June 30, 2004 and June 30, 2003, the fund's independent auditors billed aggregate non-audit fees in the amounts of $139,133 and $61,349, respectively, to the fund, Putnam Management and any entity controlling, controlled by or under common control with Putnam Management that provides ongoing services to the fund.

Audit Fees represents fees billed for the fund's last two fiscal years.

Audit-Related Fees represents fees billed in the fund's last two fiscal years for services traditionally performed by the fund's auditor, including accounting consultation for proposed transactions or concerning financial accounting and reporting standards and other audit or attest services not required by statute or regulation.

Tax Fees represent fees billed in the fund's last two fiscal years for tax compliance, tax planning and tax advice services. Tax planning and tax advice services include assistance with tax audits, employee benefit plans and requests for rulings or technical advice from taxing authorities.

All Other Fees represent fees billed for services relating to fund expense processing.

Pre-Approval Policies of the Audit and Pricing Committee. The Audit and Pricing Committee of the Putnam funds has determined that, as a matter of policy, all work performed for the funds by the funds' independent auditors will be pre-approved by the Committee and will generally not be subject to pre-approval procedures.

Under certain circumstances, the Audit and Pricing Committee believes that it may be appropriate for Putnam Investment Management, LLC ("Putnam Management") and certain of its affiliates to engage the services of the funds' independent auditors, but only after prior approval by the Committee. Such requests are required to be submitted in writing to the Committee and explain, among other things, the nature of the proposed engagement, the estimated fees, and why this work must be performed by that particular audit firm. The Committee will review the proposed engagement at its next meeting.

Since May 6, 2003, all work performed by the independent auditors for the funds, Putnam Management and any entity controlling, controlled by or under common control with Putnam Management that provides ongoing services to the fund was pre-approved by the Committee or a member of the Committee pursuant to the pre-approval policies discussed above. Prior to that date, the Committee had a general policy to pre-approve the independent auditor's engagements for non-audit services with the funds, Putnam Management and any entity controlling, controlled by or under common control with Putnam Management that provides ongoing services to the fund.

The following table presents fees billed by the fund's principal auditor for services required to be approved pursuant to paragraph
(c)(7)(ii) of Rule 2-01 of Regulation S-X.

                    Audit-Related   Tax   All Other   Total Non-
Fiscal year ended   Fees            Fees  Fees        Audit Fees
-----------------   -------------   ----  ---------   ----------
June 30, 2004       $--             $--   $--         $--
June 30, 2003       $--             $--   $--         $--


Items 5-6. [Reserved]
---------------------

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed End
-------------------------------------------------------------------------
        Management Investment Companies: Not applicable
        --------------------------------

Item 8. [Reserved]
------------------

Item 9. Submission of Matters to a Vote of Security Holders:
------------------------------------------------------------
        Not applicable

Item 10. Controls and Procedures:
--------------------------------

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report on Form N-CSR, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the investment company in the reports that it files or submits under the Securities Exchange Act of 1934 is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

Although such officers reached the conclusion expressed in the preceding paragraph, they are aware of matters that raise concerns with respect to controls, each of which arose in connection with the administration of 401(k) plans by Putnam Fiduciary Trust Company. The first matter, which occurred in early 2001, involved the willful circumvention of controls by certain Putnam employees in connection with the correction of operational errors with respect to a 401(k) client's investment in certain Putnam Funds, which led to losses in five Putnam Funds (not including the registrant). Such officers became aware of this matter in February 2004. The second matter, which occurred in 2002, involved the willful circumvention by certain Putnam employees of policies and procedures in connection with the payment of Putnam corporate expenses. Such officers did not learn that this matter involved a Putnam Fund until January 2004. Putnam has made restitution to the affected Funds, implemented a number of personnel changes, including senior personnel, begun to implement changes in procedures to address these items and informed the SEC, the Funds' Trustees and independent auditors. An internal investigation and review of procedures and controls are currently ongoing.

In reaching the conclusion expressed herein, the registrant's principal executive officer and principal financial officer considered a number of factors, including the nature of the matters described above, when the matters occurred, the individuals involved, personnel changes that have occurred since these matters occurred, the results to date of the current ongoing investigation and the overall quality of controls at Putnam at this time.

(b) Changes in internal control over financial reporting:
Not applicable

Item 11. Exhibits:
------------------

(a) The Code of Ethics of The Putnam Funds, which incorporates the Code of Ethics of Putnam Investments, is filed herewith.

(b) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Investment Company Act of 1940, as amended, and the officer certifications as required by Section 906 of the Sarbanes-Oxley Act of 2002 are filed herewith.


SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 an the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

NAME OF REGISTRANT

By (Signature and Title):            /s/Michael T. Healy
                                     --------------------------
                                     Michael T. Healy
                                     Principal Accounting Officer
Date: August 30, 2004



Pursuant to the requirements of the Securities Exchange Act of 1934 an the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):            /s/Charles E. Porter
                                     ---------------------------
                                     Charles E. Porter
                                     Principal Executive Officer
Date: August 30, 2004



By (Signature and Title):            /s/Steven D. Krichmar
                                     ---------------------------
                                     Steven D. Krichmar
                                     Principal Financial Officer
Date: August 30, 2004